As filed with the Securities and Exchange Commission on September 16, 2013

File No. 333-_________

File No. 811-22889

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. _____
Post-Effective Amendment No. _____

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. ____

(Check appropriate box or boxes)

GOTTEX TRUST

(Exact name of Registrant as Specified in Charter)

28 State Street
40th Floor

Boston, MA  02109

(Address of Principal Executive Office)

(617) 532-0200

(Registrant's Telephone Number, including Area Code)

William H. Woolverton

General Counsel

Gottex Fund Management Ltd.

28 State Street

40th Floor

Boston, MA  02109

(Name and address of agent for Service)

Copies of Communications to:

Matthew R. DiClemente, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(b).
☐	on (date) pursuant to Rule 485(a)(1).
☐	60 days after filing pursuant to Rule 485 (a)(1).
☐	75 days after filing pursuant to Rule 485 (a)(2).
☐	on (date) pursuant to Rule 485(a)(2).
☒	as soon as practicable after the effective date of this registration statement

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus	[ ], 2013

Class: A ( - ), I ( - )
Gottex Tactical Endowment Fund

Gottex Tactical Endowment Fund’s primary investment objective is to seek maximum total return through capital appreciation and/or income, consistent with an acceptable level of risk as determined by the Adviser.

As with all other mutual fund securities, the Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

FUND SUMMARY

Investment Objective

The Fund’s investment objective is to seek maximum total return through capital appreciation and/or income, consistent with an acceptable level of risk as determined by the Adviser.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $1,000,000 in Gottex funds. More information about these and other discounts is available from your financial professional and under “Before You Invest” beginning on page 23 of the Fund’s prospectus, and under “Purchase, Redemption and Pricing of Shares” beginning on page 30 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%		None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.60%		1.60%
Distribution and/or Service (12b-1) Fees	0.25%		None	%
Other Expenses(1)	0.72%		0.72%
Acquired Fund Fees and Expenses(1)	[__]	%	[__]	%
Total Annual Operating Expenses	[__]	%	[__]	%
Amount Reduced Under Expense Limitation Agreement(2)	[__]	%	[__]	%
Total Annual Operating Expenses After Limitation	[__]	%	[__]	%

(1)        Other Expenses and Acquired Fund Fees and Expenses are based upon estimated amounts for the current fiscal year.

(2)       The Adviser has entered into an expense limitation and reimbursement agreement with the Fund (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (which includes organization and offering expenses, but excludes taxes, interest, brokerage commissions, dividends on short sales and non-recurring or extraordinary expenses), to the extent that they exceed 1.99% of the average daily net assets of the Fund’s Class A shares and 1.74% of the average daily net assets of the Fund’s Class I shares (the “Expense Limitation”). In addition, Acquired Fund Fees and Expenses are not included in the Expense Limitation as they do not represent direct expenses of the Fund. In consideration for the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of any such expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect through December 31, 2014.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the Expense Limitation Agreement for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A
Class I

Portfolio Turnover

No portfolio turnover rate is disclosed because the Fund had not yet commenced operations prior to the date of this prospectus.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by employing a multi-asset, multi-strategy, alternative investments oriented “endowment style” investment program under which it seeks to construct a broadly diversified portfolio through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset classes (the “Asset Classes”). By “endowment style,” the Fund means that its investment program has an alternative investments orientation and seeks to provide shareholders with both asset allocation across various Asset Classes and portfolio management services in one product.

The Adviser currently anticipates that the Fund will have exposure to the following Asset Classes:

Global Equities. Global equities includes U.S. and non-U.S. equity investments, including securities issued by companies in developed and emerging markets (i.e., those that are in the initial stages of their industrial cycles), exchange-traded funds (“ETFs”) and other investment companies or pooled investment vehicles that seek exposure to equities (“Global Equities”). Exposure to Global Equities also may be achieved through derivative instruments such as equity-related futures and swaps. The Global Equities Asset Class is expected to generally include allocations to long-only investments (i.e., investments for which the Fund’s portfolio manager anticipates an increase in value) and is expected to cover a wide range of geographic regions, investment styles (i.e., growth and value investing), industries and sectors and market capitalizations.

Global Fixed Income. Global fixed income includes U.S. and non-U.S. fixed income investments, including sovereign, corporate, agency and high yield debt securities (commonly referred to as “junk bonds”), and ETFs and other investment companies or pooled investment vehicles that seek exposure to fixed income instruments (“Global Fixed Income”). This Asset Class is expected to include exposure to fixed-income investments across a wide range of U.S. and non-U.S. (including emerging markets) government securities (including agencies and instrumentalities), corporate and mortgage or other asset-backed debt securities. There are no credit quality restrictions on the Fund’s fixed income investments.

Alternative and Hedge Fund Investments. Alternative and hedge fund investments include investments in private investment funds, ETFs or other registered investment companies, including funds of hedge funds, that employ a variety of investment strategies, such as event-driven, equity and/or credit long/short, relative value, arbitrage and other alternative investment strategies commonly employed by hedge funds. In addition to varied investment strategies, this Asset Class may have exposure to a wide variety of investment types, including U.S. and non-U.S. equity, fixed income, commodity and real estate investments.

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Exposure to alternative and hedge fund investments also may be achieved through derivative instruments, including swaps, futures or options. The Fund’s derivative positions in this Asset Class may be both long and short. A short derivative position is one where the Fund’s portfolio managers anticipate a price decrease in the underlying asset.

The Fund may also invest in factor based hedge fund replicator vehicles that attempt to replicate the behavior of the overall hedge fund industry, as measured by one or more hedge fund indices, or certain individual hedge fund strategies, such as event driven, managed futures or merger arbitrage. In addition, the Fund may invest in liquid alternative beta vehicles that attempt to isolate the beta (i.e., the systematic risk) associated with a particular hedge fund strategy and generate returns consistent with such systematic risk. The hedge fund replicator vehicles and liquid alternative beta vehicles in which the Fund will invest will primarily be swaps, including total return, volatility and variance swaps, but may also include other forms of investments.

Private Equity and Special Opportunity Investments. Private equity and special opportunity investments include interests in private equity or venture capital funds, or private equity “funds of funds,” the interests of which are expected to be publicly traded, or in other pooled vehicles that seek direct or indirect exposure to this Asset Class. These funds have exposure to strategies that may include, among other things, buyout, venture capital, growth capital or distressed companies (“Private Equity and Special Opportunity Investments”). Private equity and special opportunity investing seeks to generate capital appreciation through investments (directly or indirectly) in private companies in need of capital. The private equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Currently, the Private Equity and Special Opportunity Investments Asset Class is primarily expected to consist of interests in publicly traded private equity “funds of funds,” as well as ETFs or other pooled vehicles that seek direct or indirect exposure to this Asset Class.

Real Asset Strategies. It is currently expected that the real asset strategies Asset Class would be comprised of investments in: (a) real estate investment trusts (commonly known as “REITs”) that are publicly traded and/or private partnerships that make direct investments in: (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties; (ii) raw land, which may be held for development or for the purpose of appreciation; or (iii) conventional mortgage loans, participating mortgage loans, loans issued by REITs or other real estate companies or government sponsored entities, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations; and (b) commodity-related investments, including exchange-traded futures and OTC futures in foreign markets with respect to physical commodities, investment funds managed by commodity trading advisers (including long/short managers) and commodity-based ETFs. The Real Asset Strategies Asset Class investments may be in the U.S. or non-U.S. countries, including “emerging markets.” In addition to seeking returns, the Real Asset Strategies Asset Class is utilized to gain an “inflation hedge” that could enhance the Fund’s returns during periods of financial market underperformance.

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Exposure to each of the foregoing Asset Classes may include allocations to specialty managers, such as real estate and sector oriented energy managers, through investment in commingled funds managed by these managers (using both traditional and alternative investment approaches) or through the establishment of a sub-advisory relationship with individual managers.

The Fund’s Asset Class exposures will be based on the Adviser’s periodic assessments of: (i) overall market conditions; (ii) the relative risks of various Asset Classes; (iii) the correlation of Asset Classes with broader market indices and each other; and (iv) other factors, including, without limitation, liquidity needs, legal, regulatory or tax considerations and attendant trading costs.

The Adviser’s approach to Asset Class allocation decisions includes both strategic and tactical elements. The Adviser reviews current and anticipated financial market conditions, including a wide spectrum of market data and long-term structural market relationships in order to construct an intermediate term strategic asset allocation. That asset allocation embodies a top down view of individual Asset Classes and represents the outlook for the subsequent 24 to 36 months.

Although the allocation ranges may change over time, the Fund’s current target allocation ranges for the Asset Classes are as follows:

Asset Class	Current Target Allocation
Global Equities	20 to 60%
Global Fixed Income	0 to 25%
Alternative and Hedge Fund Investments	20 to 45%
Private Equity and Special Opportunity Investments	0 to 20%
Real Asset Strategies	0 to 20%

The above target allocation represents the Fund’s expected range of economic exposure to each Asset Class, which may not necessarily correspond to the percent of the Fund’s net asset value represented by each Asset Class where, for example, certain investments in a particular Asset Class include financial or embedded leverage. The allocation ranges may change over time. The extent of the Adviser’s use of the Macro Market Asset Allocation Overlay (described below) could also materially alter allocations among the Asset Classes.

In addition to investing in the Asset Classes described above, the Adviser may employ a Macro Market Asset Allocation Overlay with respect to a portion of the Fund’s assets (generally not expected to exceed 35% of the Fund’s net asset value). The Macro Market Asset Allocation Overlay is designed to supplement the other investments in the Fund through investment in shorter-term tactical opportunities (defined currently as having expected investment horizons approximating three to nine months) identified by the Adviser. The Macro Market Asset Allocation Overlay seeks to enhance the Fund’s risk/return profile through adding opportunities for realizing short-term returns (primarily through capital appreciation, and potentially, to a much lesser extent, income), and providing enhanced portfolio diversification. Investments in the Macro Market Asset Allocation Overlay generally may include long and short positions in ETFs, index and enhanced-index funds, both long and short derivative instruments, including futures, forward contracts, options, swaps and contracts for differences, structured notes and other hybrid securities or financial instruments, or traditional equity and debt investments. The Adviser has complete discretion in determining whether, and to what extent, to engage in this tactical strategy.

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The Fund has established a secured line of credit with UMB Bank, n.a. primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities, and has agreed to pledge certain assets, to be held in custody by UMB Bank, n.a., as collateral against any drawdown it makes on the line of credit.

Principal Risks

Like all investments in securities, you risk losing money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. Principal risks of investing in the Fund include:

Market risk. The value of the Fund will be affected by daily movements in the prices of the securities, derivative instruments, REITs or other assets in which the Fund invests in each Asset Class. These price movements may result from factors affecting individual companies, industries, governments, securities markets, interest rates or commodities markets as a whole. In addition, stock and commodities markets (and certain bond markets) can be especially volatile, and prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all prices change uniformly or at the same time, and not all markets move in the same direction at the same time.

Manager risk. The Fund’s ability to achieve its investment objective depends heavily upon the Adviser’s analysis of various market factors and the Adviser’s ability to select an appropriate mix of Asset Classes and investments within Asset Classes based on its analysis of such factors. The particular asset allocation selected for the Fund may not perform as well as other asset allocations that could have been selected for the Fund. The Fund may experience losses or poor relative performance if the Adviser allocates a significant portion of the Fund’s assets to an Asset Class that does not perform as the Adviser anticipated, including relative to other Asset Classes. It is possible that the advisor’s allocation of Fund assets across specific Asset Classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective. It is also possible that the Macro Market Asset Allocation Overlay will not perform as expected and decrease, rather than enhance, the Fund’s returns. The Fund’s asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, and cash.

Commodities risk. The Fund may engage in the trading of futures and other commodities contracts, including options on futures, spot instruments and over-the-counter derivatives, for speculative hedging and other purposes. These types of trades are highly specialized and have specific risks. Among the risks involved in this type of investing are systematic (general market) risk and commodity-specific risk. Systematic risk applies to the general movements of the broad commodities markets. Commodity-specific risk relates to individual price performance that is affected by factors or events that relate to that specific commodity. Commodity futures trading may also be illiquid, and commodity futures prices are highly volatile, and are influenced by events such as changing supply and demand relationships, government programs and policies and changes in interest rates and other national and international political and economic events.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives include other, possibly greater, risks. Derivatives involve costs and the prices of derivatives may be more volatile than the prices of instruments traded in more established markets, such as stocks or bonds. Derivatives often involve a small initial investment relative to the risk assumed, thereby creating leverage in the Fund. The Fund may therefore lose more than the cash amount invested on investments in derivatives. Derivatives may also be more difficult to purchase, sell or value than other investments and even liquid derivative instruments may become illiquid suddenly or more quickly than other assets. Other risks associated with the use of derivatives may include the risk that the counterparty will default on its obligation to pay, that the derivative will not correlate as expected to other investments held by the Fund, and that the derivative instrument or income therefrom will not be as tax efficient as other investments.

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Currency risk. Securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of foreign currency denominated portfolio securities irrespective of the performance of the underlying investment.

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Emerging markets risk. The prices of securities issued by foreign companies and governments located in emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

Fixed income securities risk. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Non-investment grade debt securities debt securities risk. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from a nationally recognized statistical rating organization (“NRSRO”) of below investment grade or have been given no rating, and are considered by the NRSRO or the Adviser to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. In addition, the market for lower grade debt securities may be thinner, less active and more volatile than for higher grade debt securities.

Private equity and special opportunity investments risk. The Fund may invest directly in private equity funds or in private equity “funds of funds,” which may be more illiquid than the Fund’s other investments. As such, the Fund may have particular difficulty withdrawing capital from any of these investments. Furthermore, the Fund will be invested (through the private equity fund) in private companies, which involve a high degree of risk, are generally illiquid, and can be in small and middle markets which can be extremely risky (relative to public companies), and generally have less reliable information available to investors. Private equity funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, and their performance may be adversely impacted by the poor performance of a small number of investments, or even a single investment.

Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. This risk may be particularly acute for certain of the Fund’s derivative investments, such as total return swaps on individual hedge funds, and its direct investments in hedge funds or other private funds.

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REIT risk. REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders and are subject to the risk of default by lessees or borrowers.

The Fund may also invest in private partnerships that invest in real estate. Although they may offer the opportunity to generate attractive returns, they do not provide the liquidity offered by REITs.

Small and Mid-Capitalization Companies. Securities of small- (or micro-) capitalization companies, mid-capitalization companies and recently organized companies may be more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. Securities of such companies also may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Leverage risk. Leverage exists when the Fund purchases or sells an investment, such as a swap or future, or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than its initial investment.  Leverage created from these types of investments, borrowing money or certain types of transactions may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time and increase volatility. There is no assurance that the Fund’s use of the leveraged instruments will enable the Fund to achieve its investment objective. The Fund’s use of derivatives and leverage could, under certain market conditions, cause the Fund’s losses to be more significant than other mutual funds.

Tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level.

Unregistered fund risk. The Fund may invest in hedge funds and other pooled vehicles that are not registered as investment companies under the 1940 Act, and may implement strategies to replicate the returns of such vehicles. Investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds). Investments in the hedge funds and other unregistered vehicles are often illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees. In addition, the strategies of such funds may be narrowly focused on a particular market, security type or activity, and would be exposed to greater risk of loss if the investment thesis underlying the focus does not occur as anticipated.

ETF risk. Investments in ETFs and similar investment vehicles, in particular, involve certain investment risks, including the risk that the general level of stock prices may decline, the risk of owning the underlying securities they are designed to track and the risk that an ETF may not fully replicate the performance of its benchmark index. In addition, because ETFs and similar investment vehicles bear various fees and expenses, an investment in these instruments will involve certain indirect costs and transaction costs, such as brokerage commissions. These costs may be duplicative with the fees and expenses already borne, directly or indirectly, by Fund shareholders.

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Limited operating history. The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, or may not employ a successful investment strategy, either of which could result in the Fund being liquidated at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Performance

Performance information will be presented once the Fund has completed one full calendar year of operations.

Investment Adviser

Gottex Fund Management Ltd.

Portfolio Manager(s)

William J. Landes, Ph.D., Senior Managing Director of the Adviser, and Trustee, Chief Investment Officer and Portfolio Manager of the Fund since inception (2013).

Purchase and Sale of Fund Shares

Normally, you may purchase or redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. Purchases and redemptions may be made by mailing an application or redemption request to The Gottex Trust, P.O. Box [ ], Milwaukee, WI 53201-[ ], by calling [ ], by visiting the Fund’s web site at [________.com] or through your financial intermediary.

Investment Minimums	Initial	Additional
Class A Accounts
Regular	$2,000	No minimum
Traditional IRAs	2,000	No minimum
Roth IRAs	2,000	No minimum
SEP-IRAs	2,000	No minimum
Gifts/Transfers to Minors	1,000	No minimum
Automatic Investment Plans	1,000	$100

Class I Accounts (Regular, Traditional IRA, Roth IRA, SEP-IRAs, Gifts/Transfers to Minors, and Automatic Investment Plans)	100,000	No minimum

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Fund’s investment objective is to seek maximum total return through capital appreciation and/or income, consistent with an acceptable level of risk as determined by the Adviser.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by employing a multi-asset, multi-strategy, alternative investments oriented “endowment style” investment program under which it seeks to construct a broadly diversified portfolio through the identification of investment opportunities across a broad range of alternative and traditional assets in multiple asset classes (the “Asset Classes”). By “endowment style,” the Fund means that its investment program has an alternative investments orientation and seeks to provide shareholders with both asset allocation across various Asset Classes and portfolio management services in one product.

The Adviser currently anticipates that the Fund will have exposure to the following Asset Classes: global equities; global fixed income; alternative and hedge fund investments; private equity and special opportunity investments; and real asset strategies.

Global Equities. Global equities includes U.S. and non-U.S. equity investments, including securities issued by companies in developed and emerging markets (i.e., those that are in the initial stages of their industrial cycles), exchange-traded funds (“ETFs”) and other investment companies or pooled investment vehicles that seek exposure to equities (“Global Equities”). Exposure to Global Equities may also be achieved through derivative instruments such as equity-related futures and swaps. The Global Equities Asset Class is expected to generally include allocations to long-only investments (i.e., investments for which the Fund’s portfolio manager anticipates an increase in value) and is expected to cover a wide range of geographic regions, investment styles (i.e., growth and value investing), industries and sectors and market capitalizations.

Global Fixed Income. Global fixed income includes U.S. and non-U.S. fixed income investments, including sovereign, corporate, agency and high yield debt securities (commonly referred to as “junk bonds”), and ETFs and other investment companies or pooled investment vehicles that seek exposure to fixed income instruments (“Global Fixed Income”). This Asset Class is expected to include exposure to fixed-income investments across a wide range of U.S. and non-U.S. (including emerging markets) government securities (including agencies and instrumentalities), corporate and mortgage or other asset-backed debt securities. There are no credit quality restrictions on the Fund’s fixed income investments, meaning that the Fund can invest in bonds all along the credit spectrum, including junk bonds and unrated securities. The Fund’s exposure to this Asset Class may be greater during periods when the Adviser expects equity market underperformance.

Alternative and Hedge Fund Investments. Alternative and hedge fund investments include investments in private investment funds, ETFs or other registered investment companies, including funds of hedge funds, that employ a variety of investment strategies, such as event-driven, equity and/or credit long/short, relative value, arbitrage and other alternative investment strategies commonly employed by hedge funds. In addition to varied investment strategies, this Asset Class may have exposure to a wide variety of investment types, including U.S. and non-U.S. equity, fixed income, commodity and real estate investments.

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Exposure to alternative and hedge fund investments also may be achieved through derivative instruments, including swaps, futures or options. Particular types of swaps in which the Fund may invest include total return swaps on private investment funds or indexes and volatility swaps that seek to exploit the difference between implied and realized volatility across equity, fixed income, currency, commodity, and other markets.

The Fund’s derivative positions in this Asset Class may be both long and short. A long derivative position involves the Fund buying a derivative with the anticipation of a price increase of the underlying asset and a short derivative position involves the Fund writing (selling) a derivative with the anticipation of a price decrease of the underlying asset. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Fund’s investment strategies more efficiently than investing directly in stocks, bonds or currencies.

The Fund may also invest in factor based hedge fund replicator vehicles that attempt to replicate the behavior of the overall hedge fund industry, as measured by one or more hedge fund indices, or certain individual hedge fund strategies, such as event driven, managed futures or merger arbitrage. In addition, the Fund may invest in liquid alternative beta vehicles that attempt to isolate the beta (i.e., the systematic risk) associated with a particular hedge fund strategy and generate returns consistent with such systematic risk. The hedge fund replicator vehicles and liquid alternative beta vehicles in which the Fund will invest will primarily be swaps, including total return, volatility and variance swaps, but may also include other forms of listed and over-the-counter securities.

Private Equity and Special Opportunity Investments. Private equity and special opportunity investments include interests in private equity or venture capital funds, or private equity “funds of funds,” the interests of which are expected to be publicly traded, or in other pooled vehicles that seek direct or indirect exposure to this Asset Class. These funds have exposure to strategies that may include, among other things, buyout, venture capital, growth capital or distressed companies (“Private Equity and Special Opportunity Investments”). Private equity and special opportunity investing seeks to generate capital appreciation through investments (directly or indirectly) in private companies in need of capital. The private equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. The types of investments held by the private funds in this Asset Class may vary widely, including by sector, size, investment stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the underlying managers take an active role in managing and operating the business. Currently, the Private Equity and Special Opportunity Investments Asset Class is primarily expected to consist of interests in publicly traded private equity “funds of funds,” as well as ETFs or other pooled vehicles that seek direct or indirect exposure to this Asset Class.

Real Asset Strategies. It is currently expected that the real asset strategies Asset Class would be comprised of investments in: (a) real estate investment trusts (commonly known as “REITs”) that are publicly traded and/or private partnerships that make direct investments in: (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties; (ii) raw land, which may be held for development or for the purpose of appreciation; or (iii) conventional mortgage loans, participating mortgage loans, loans issued by REITs or other real estate companies or government sponsored entities, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations; and (b) commodity-related investments, including exchange-traded futures and OTC futures in foreign markets with respect to physical commodities (including, without limitation, oil and gas, metals, carbon credits, crops, feedstock and financial derivatives), investment funds managed by commodity trading advisers (including long/short managers) and commodity-based ETFs. The Real Asset Strategies Asset Class investments may be in the U.S. or non-U.S. countries, including “emerging markets.” In addition to seeking returns, the Real Asset Strategies Asset Class is utilized to gain an “inflation hedge” that could enhance the Fund’s returns during periods of financial market underperformance.

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Exposure to each of the foregoing Asset Classes may include allocations to specialty managers, such as real estate and sector oriented energy managers, through investment in commingled funds managed by these managers (using both traditional and alternative investment approaches) or through the establishment of a sub-advisory relationship with individual managers.

The Fund’s Asset Class exposures will be based on the Adviser’s periodic assessments of: (i) overall market conditions; (ii) the relative risks of various Asset Classes; (iii) the correlation of Asset Classes with broader market indices and each other; and (iv) other factors, including, without limitation, liquidity needs, legal, regulatory or tax considerations and attendant trading costs.

The Adviser’s approach to Asset Class allocation decisions includes both strategic and tactical elements. The Adviser reviews current and anticipated financial market conditions, including a wide spectrum of market data and long-term structural market relationships in order to construct an intermediate term strategic asset allocation. That asset allocation embodies a top down view of individual Asset Classes and represents the outlook for the subsequent 24 to 36 months. The Adviser relies on the Macro Market Asset Allocation Overlay (discussed below) for more short-term allocation decisions.

Although the allocation ranges may change over time, the Fund’s current target allocation ranges for the Asset Classes are as follows:

Asset Class	Current Target Allocation
Global Equities	20 to 60%
Global Fixed Income	0 to 25%
Alternative and Hedge Fund Investments	20 to 45%
Private Equity and Special Opportunity Investments	0 to 20%
Real Asset Strategies	0 to 20%

The above target allocation represents the Fund’s expected range of economic exposure to each Asset Class, which may not necessarily correspond to the percent of the Fund’s net asset value represented by each Asset Class where, for example, certain investments in a particular Asset Class include financial or embedded leverage.

The allocation ranges may change over time depending on the availability of suitable investment opportunities and the capital requirements of certain investments (particularly, hedge fund and private equity investments). The extent of the Adviser’s use of the Macro Market Asset Allocation Overlay (described below) could also materially alter allocations among the Asset Classes. The Fund reserves the right to change the allocation ranges at any time without notice.

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The Fund has established a secured line of credit with UMB Bank, n.a. primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities, and has agreed to pledge certain assets, to be held in custody by UMB Bank, n.a., as collateral against any drawdown it makes on the line of credit.

Macro Market Asset Allocation Overlay

In addition to investing in the Asset Classes described above, the Adviser may employ a Macro Market Asset Allocation Overlay with respect to a portion of the Fund’s assets (generally not expected to exceed 35% of the Fund’s net asset value). The Macro Market Asset Allocation Overlay is designed to supplement the other investments in the Fund through investment in shorter-term tactical opportunities (defined currently as having expected investment horizons approximating three to nine months) identified by the Adviser. The Macro Market Asset Allocation Overlay seeks to enhance the Fund’s risk/return profile through adding opportunities for realizing short-term returns (primarily through capital appreciation, and potentially, to a much lesser extent, income), and providing enhanced portfolio diversification. The Adviser has complete discretion in determining whether, and to what extent, to engage in this tactical strategy.

Investments in the Macro Market Asset Allocation Overlay generally may include long and short positions in exchange-traded funds, index and enhanced-index funds, both long and short derivative instruments, including futures, forward contracts, options, swaps and contracts for differences, structured notes and other hybrid securities or financial instruments, or traditional equity and debt investments. Trading in these instruments is designed to increase or reduce exposures to markets, currencies, interest rates, physical commodities, industry or market sectors and/or global economic or financial conditions.

Principal Risks

Like all investments in securities, you risk losing money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. Principal risks of investing in the Fund include:

Market risk. The value of the Fund will be affected by daily movements in the prices of the securities, derivative instruments, REITs or other assets in which the Fund invests in each Asset Class. These price movements may result from factors affecting individual companies, industries, governments, securities markets, interest rates or commodities markets as a whole. In addition, stock and commodities markets (and certain bond markets) can be especially volatile, and prices can change drastically. This market risk will affect the Fund’s share price, which will fluctuate as the values of the Fund’s investment securities and other assets change. Not all prices change uniformly or at the same time, and not all markets move in the same direction at the same time.

Manager risk. The Fund’s ability to achieve its investment objective depends heavily upon the Adviser’s analysis of such factors as overall market conditions, the relative risks of various Asset Classes, the correlation of Asset Classes with broader market indices and each other, and other factors, such as liquidity needs, legal, regulatory or tax considerations and attendant trading costs, and the Adviser’s ability to select an appropriate mix of Asset Classes and investments within Asset Classes based on its analysis of such factors. The particular asset allocation selected for the Fund may not perform as well as other asset allocations that could have been selected for the Fund. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the Fund managers’ expectations may have a significant adverse effect on the Fund’s net asset value. It is possible that the advisor’s allocation of Fund assets across specific Asset Classes and investments will cause the Fund to incur losses or underperform other funds with a similar investment objective. It is also possible that the Macro Market Asset Allocation Overlay will not perform as expected and decrease, rather than enhance, the Fund’s returns. The Fund’s asset allocation strategy is complex and may involve more risk than other funds that invest only in stocks, bonds, and cash.

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Commodities risk. The Fund may engage in the trading of futures and other commodities contracts, including options on futures, spot instruments and over-the-counter derivatives, for speculative hedging and other purposes. These types of trades are highly specialized and have specific risks. Among the risks involved in this type of investing are systematic (general market) risk and commodity-specific risk. Systematic risk applies to the general movements of the broad commodities markets. Commodity-specific risk relates to individual price performance that is affected by factors or events that relate to that specific commodity. Commodity futures trading may also be illiquid due to, among other things, position limits and price limits imposed by the CFTC and certain exchanges. In addition, commodity futures prices are highly volatile, and are influenced by events such as changing supply and demand relationships, government programs and policies and changes in interest rates and other national and international political and economic events.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives include other, possibly greater, risks. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks.

•	Counterparty Risk. Counterparty risk is the risk that a counterparty to a derivative transaction will not fulfill its contractual obligations (including because of bankruptcy or insolvency) to make principal or interest payments to the Fund, when due, which may cause losses or additional costs to the Fund.

•	Leverage Risk. Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. The Fund mitigates leverage risk by segregating or earmarking liquid assets or otherwise covering transactions that may give rise to such risk. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of the Fund incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered asset. The Fund does not segregate assets or otherwise cover investments in derivatives with economic leverage.

•	Correlation Risk. To the extent that the Fund uses derivatives for hedging or reducing exposure, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of an underlying asset, reference rate or index. To the extent that the Fund uses derivatives for hedging purposes, there is the risk during extreme market conditions that an instrument which would usually operate as a hedge provides no hedging benefits at all.

•	Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to close out a derivative position because the trading market becomes illiquid or the availability of counterparties becomes limited for a period of time. To the extent that the Fund is unable to close out a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund’s other assets may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying asset that the Adviser would otherwise have attempted to avoid.

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•	Tax Risk. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions to shareholders.

•	Market Risk. Derivatives are subject to the market risks associated with their underlying assets, which may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Derivatives may be subject to heightened and evolving government regulations, which could increase the costs of owning certain derivatives.

•	Interest Rate Risk. Some derivatives are particularly sensitive to interest rate risk, which is the risk that prices of fixed income assets generally fall as interest rates rise; conversely, prices of fixed income instruments generally rise as interest rates fall. Specific fixed income instruments differ in their sensitivity to changes in interest rates depending on their individual characteristics.

•	Management Risk. The investment techniques and risk analysis used by the Fund’s portfolio managers in connection with investing in derivatives may not produce the desired results.

Counterparty risk. The Fund may invest in securities, commodities and other financial instruments that involve counterparties. The terms of these contracts are often customized and complex, and many of these arrangements occur in markets or relate to products that are not subject to regulatory oversight. The Fund is subject to the risk that the counterparty to one or more of these contracts defaults, either voluntarily or involuntarily, on its performance under the contract. Any such default may occur rapidly and without notice, and because of the expected heavy use of derivative instruments, could have a material effect on the Fund.

Currency risk. Other risks of investing in foreign assets or countries include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. Unexpected changes in currency exchange rates could also adversely impact any derivative instruments held by the Fund, the returns of which are tied to or influenced by exchange rates.

Foreign securities risk. The Fund may invest a substantial portion of their assets in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments. These risks are especially pronounced with respect to investments in securities issued by companies operating in emerging market countries (or by the governments of those countries).

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Emerging markets risk. Investing in securities of companies based in emerging countries or issued by the governments of such countries involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Fixed income securities risk. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may invest in both investment grade and non-investment grade debt securities.

Non-investment grade debt securities debt securities risk. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from a nationally recognized statistical rating organization (“NRSRO”) of below investment grade or have been given no rating, and are considered by the NRSRO or the Adviser to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. In addition, the market for lower grade debt securities may be thinner, less active and more volatile than for higher grade debt securities.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the Fund may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

Private equity and special opportunity investments risk. The Fund may invest directly in private equity funds or in private equity funds of funds, which may be more illiquid than the Fund’s other investments. As such, the Fund may have particular difficulty withdrawing capital from any of these investments. Furthermore, the Fund will be invested (through the private equity fund) in private companies, which: involve a high degree of risk, are generally illiquid, and can be in small and middle markets which can be extremely risky (relative to public companies), and generally have less reliable information available to investors. While private equity funds are unlike hedge funds, in that they often offer no liquidity and involve direct participation in management of underlying investments by the private equity manager. Private equity funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. As a result, the aggregate returns realized by a private fund investment may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

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Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. This risk may be particularly acute for certain of the Fund’s derivative investments, such as total return swaps on individual hedge funds, and its direct investments in hedge funds or other private funds.

REIT risk. REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are often leveraged or invest in properties that are themselves leveraged, exposing them to the risks of leverage generally. Among other things, leverage will generally increase losses during periods of real estate market declines. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

The Fund may also invest in private partnerships which invest in real estate. Although they may offer the opportunity to generate attractive returns, they do not provide the liquidity offered by REITs. Managers of these funds will invest in established properties with existing rent and expense schedules or in newly constructed properties that the manager judges to offer an attractive risk / return profile. Managers of private real estate partnerships also may invest in raw land, which may be acquired for appreciation or development purposes. These managers often do not provide their investors with the right to redeem their investment in the private partnership, thus the investors only gain liquidity in their investment through the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the private partnership.

Small and Mid-Capitalization Companies. The Fund may invest in securities of small- (or micro-) capitalization companies, mid-capitalization companies and recently organized companies. Historically, such securities, and particularly securities of smaller/micro capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. Securities of such companies also may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

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Leverage risk. Leverage exists when the Fund purchases or sells an investment, such as a swap or future, or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than its initial investment. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Adviser gains exposure to a specific asset class through an instrument that provides leveraged exposure to the class, and that leveraged instrument increases in value, the gain to the Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to the Fund will be magnified. Leveraging may therefore cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

The Fund seeks to mitigate leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover the leveraged obligations. This, in turn, may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so. There can be no assurance that the Fund’s strategy of using derivatives that give rise to leverage will be successful. The Fund’s use of derivatives and leverage could, under certain market conditions, cause the Fund’s losses to be more significant than other mutual funds.

Tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level.

Unregistered fund risk. The Fund may invest in hedge funds and other pooled vehicles that are not registered as investment companies under the 1940 Act, and may implement strategies to replicate the returns of such vehicles. Investments in unregistered funds do not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds). Investments in the hedge funds and other unregistered vehicles often are illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees. The Fund’s ability to withdraw monies from or invest monies in unregistered funds with such restrictions will be limited, and such restrictions will limit the Fund’s flexibility to reallocate such assets among other Asset Classes. In addition, the strategies of such funds may be narrowly focused on a particular market, security type or activity, and would be exposed to greater risk of loss if the investment thesis underlying the focus does not occur as anticipated. Hedge fund strategies that are intended to reduce the Fund’s volatility may fail to do so effectively. The use of leverage by an unregistered fund or by a strategy seeking to replicate the returns of unregistered funds will magnify any losses incurred by the strategy. The Fund may have little or no means of independently verifying information provided by unregistered funds and, thus, may not be able to ascertain whether the funds are adhering to their disclosed investment strategies and their investment and risk management policies. Unregistered funds may use proprietary investment strategies that are not fully disclosed to the Fund, which may involve risks under some market conditions that are not anticipated by the Fund.

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ETF risk. Investments in ETFs and similar investment vehicles, in particular, involve certain investment risks, including the risk that the general level of stock prices may decline, the risk of owning the underlying securities they are designed to track and the risk that an ETF may not fully replicate the performance of its benchmark index. In addition, because ETFs and similar investment vehicles bear various fees and expenses, an investment in these instruments will involve certain indirect costs and transaction costs, such as brokerage commissions. These costs may be duplicative with the fees and expenses already borne, directly or indirectly, by Fund shareholders.

Limited operating history. The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, or may not employ a successful investment strategy, either of which could result in the Fund being liquidated at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Exclusion of Adviser from Commodity Pool Operator Definition

With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. [In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” under the CEA and the rules of the CFTC.]

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, as described in this Prospectus and the Fund’s SAI. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal(s), to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Temporary Investments

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, including money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser.

Disclosure of Portfolio Holdings

Additional information about the Fund, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings, is available in the Fund’s SAI.

The Adviser

The Adviser serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement entered into between the Fund and the Adviser, the Adviser is responsible for developing and implementing the Fund’s investment program, overseeing certain of the Fund’s other service providers and providing certain other services. The Adviser has entered into a consulting arrangement with Advantage Investment Management, LLC, a registered investment adviser under the Advisers Act (“AIM”), pursuant to which AIM will assist the Adviser in implementing the Fund’s investment program.

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The Adviser, a Delaware corporation, is registered as an investment adviser under the Advisers Act. The Adviser is a wholly-owned indirect subsidiary of Gottex Fund Management Holdings Limited, a global asset management firm that is publicly traded on the Swiss stock exchange. The Adviser and its affiliates serve as investment advisers, sub-advisers or general partners to other registered and private investment companies and managed accounts. The offices of the Adviser are located at 28 State Street, 40th Floor, Boston, MA 02109, and its telephone number is (617) 532-0200. The Adviser and its affiliates form part of the “Gottex Group.” The Gottex Group provides financial services and currently operates from offices located in Boston, New York, London, Lausanne (Switzerland), Luxembourg, and Hong Kong. The Gottex Group was originally established in 1992 and as of [__________], 2013, the Adviser and its affiliates managed approximately $[__] billion of client assets, including various private investment funds and managed accounts.

Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.60% of the Fund’s net asset value (determined as of the end of each month) (the “Management Fee”).

The Adviser has entered into an expense limitation and reimbursement agreement with the Fund (the “Expense Limitation Agreement”) under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (which includes organization and offering expenses, but excludes taxes, interest, brokerage commissions, dividends on short sales and non-recurring or extraordinary expenses), to the extent that they exceed 1.99% of the average daily net assets of the Fund’s Class A shares and 1.74% of the average daily net assets of the Fund’s Class I shares (the “Expense Limitation”). In addition, Acquired Fund Fees and Expenses are not included in the Expense Limitation as they do not represent direct expenses of the Fund. In consideration for the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of any such expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect through December 31, 2014.

A discussion regarding the Board’s approval of the Advisory Agreement and the factors the Board considered will be included in the Fund’s first annual or semi-annual report to shareholders.

Use of Sub-Advisers

Gottex Trust (the “Trust”) may file for exemptive relief from the SEC, which, if obtained, will permit the Adviser, subject to certain conditions, to enter into and materially amend investment subadvisory agreements with affiliated or unaffiliated subadvisers on behalf of the Fund without shareholder approval. Under the manager of managers structure, the Adviser will have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s subadvisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within [90] days of retaining a new subadviser, shareholders of the Fund will receive notification of the change. This manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee subadvisory services furnished to the Fund, without shareholder approval. The Fund’s ability to implement its multi-manager strategy will depend on receipt of this exemptive order. If the Trust does not receive the exemptive order, the Fund will not be able to hire new subadvisers without a shareholder vote.

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Portfolio Manager

The Adviser’s investment advising activities with respect to the Fund are performed primarily by the Funds’ portfolio manager, Dr. William J. Landes. Dr. Landes serves as a Senior Managing Director and Senior Investment Partner of the Adviser and Portfolio Manager of the Funds. His background and experience are detailed below.

Dr. Landes joined Gottex in March 2008 with over 25 years of financial services and investment management experience. In 2012, Dr. Landes became the Chief Investment Officer of the Multi-Asset Business at Gottex. Previously, Dr. Landes was a CEO and CIO at 2100 Capital. He was also a Managing Director at Putnam Investments and headed Global Investment Research and the Global Asset Allocation and Currency teams. He also managed the US Fixed Income Mutual Fund Group. Prior to joining Putnam in 1985, he was the Director of Fixed Income at Loewi Asset Management Corporation and President and Chief Executive Officer of William J. Landes and Company, Inc. Dr. Landes earned a Ph.D. and an M.A. from the University of Cincinnati and a B.S. from the University of Findlay.

The SAI provides additional information about the Fund portfolio manager’s compensation, other accounts managed by him and his ownership of shares in the Fund.

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BEFORE YOU INVEST

Prospectus. This Prospectus contains important information about the Fund. Please read it carefully before you decide to invest.

Account Registration. Once you have decided to invest in the Fund, you must select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Fund can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax advisor to determine what form of account registration best meets your needs.

Available forms of registration include:

•	Individual ownership. If you have reached the legal age of majority in your state of residence, you may open an individual account.

•	Joint ownership. Two or more individuals may open an account together as joint tenants with rights of survivorship, tenants in common or as community property.

•	Custodial account. You may open an account for a minor under the Uniform Gifts to Minors Act/Uniform Transfers to Minors Act for your state of residence.

•	Corporate/trust ownership. Corporations, trusts, charitable organizations and other businesses may open accounts.

•	IRAs and other tax-deferred accounts. The Fund offers a variety of retirement accounts for individuals. Please refer to “Retirement Account Options” below for more information about these types of accounts.

Account Minimums. You also must decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts.

Investment Minimums	Initial	Additional
Class A Accounts
Regular	$2,000	No minimum
Traditional IRAs	2,000	No minimum
Roth IRAs	2,000	No minimum
SEP-IRAs	2,000	No minimum
Gifts/Transfers to Minors	1,000	No minimum
Automatic Investment Plans	1,000	$100

Class I Accounts (Regular, Traditional IRA, Roth IRA, SEP-IRAs, Gifts/Transfers to Minors, and Automatic Investment Plans)	100,000	No minimum

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.  Participants in certain retirement plans, including but not limited to, SEP IRAs, SAR SEP IRAs, or outside qualified retirement plans, may not be subject to the stated minimums.

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Determining Your Share Price. The price at which you purchase and redeem the Fund’s shares is called the Fund’s NAV.  The Fund calculates its NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. The Fund calculates its NAV once daily, Monday through Friday, as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) on days when the Fund is open for business. The Fund is open for business on the same days that the NYSE is open for unrestricted trading. The NYSE is closed on weekends, national holidays and Good Friday.  The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order by UMB Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”). “Good order” means that the account application and all other required documentation along with any Medallion signature guarantees have been properly completed and signed and payment for the shares has been made. Additional requirements for “good order” can be found in the “Customer Identification Program” section of this Prospectus. Certain intermediaries that have made satisfactory contractual arrangements are authorized to accept purchase, redemption or exchange orders for Fund shares. In such cases, when the intermediaries have received your order (and payment if necessary) prior to the close of trading on the NYSE, the order is processed at the NAV per share next calculated after receipt of the order by the intermediary. The Fund reserves the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders to be calculated at the same day’s NAV when the NYSE closes early or as otherwise permitted by the U.S. Securities and Exchange Commission (“SEC”).  The Board may, for any business day, decide to change the time as of which the Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

Each security owned by the Fund that is listed on an exchange, except the NASDAQ National Market® and Small Cap® exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. NASDAQ National Market® and Small Cap® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. An unlisted security for which OTC market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service, which utilizes reported trades, dealer-supplied valuations or quotes and formula-based techniques.  Short-term instruments maturing within 60 days may be valued at amortized cost. Over-the-counter (OTC) derivative instruments, such as certain non-exchange traded swaps and forward contracts, are valued using an independent pricing service, counterparty valuations or independent broker quotes. Shares of other U.S. and non-U.S. publicly available investment companies are valued at their most recently published net asset value. If a security purchased on behalf of the Fund is not priced by an independent pricing service, the Adviser shall determine whether market quotations are readily available.  If market quotations are readily available, the Adviser shall obtain a price from an independent dealer based on the current closing bid price.

The value of the Fund’s investments in funds that are not publicly traded, such as hedge funds, will typically be the valuations reported by the private funds’ mangers and their agents. Such values are calculated according to the valuation policies of the particular private fund. In the event a private fund does not report a value to the Fund on a timely basis, or if the Adviser deems the reported price to be unreliable, the private fund will be valued at its fair value, as described below. The valuations of private funds reported by the private funds’ managers may be based on information that is subject to later adjustment as a result of information available at such later time. Such adjustments may result in an increase or decrease in the value of a private fund at the time the newly reported value is available. The Fund will not retroactively adjust the price of its shares or its net asset value based on such an adjustment by a private fund. Any such adjustment may cause purchasing or redeeming shareholders to pay too little or too much for their shares as a result of the adjustment.

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When market quotations are not readily available or are unreliable, any security or other asset is valued at its fair value as determined in good faith by the Adviser using procedures adopted by, and under the supervision of, the Board. The Fund will also value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV.

In addition, the fair value procedures are also used to limit the Fund’s possible exposure to investors who engage in the type of market-timing trading that seeks to take advantage of possible delays between the change in the value of the Fund’s portfolio holdings and the reflection of the change in the NAV of the Fund’s shares (as further described in the “Frequent Trading Policy” section). For example, if the Fund holds a portfolio security traded on a foreign exchange that closes prior to the time that the Fund calculates its NAV and an event that may affect the value of that foreign security occurs after the foreign market closes, the Adviser will review the closing price of the foreign security on the foreign exchange to determine whether the price at the foreign market close accurately reflects the market value of the foreign security at the time that the Fund calculates its NAV. Likewise, if the Fund holds a thinly traded security and there is not a significant amount of market activity on a trading day, the Adviser will review the closing price to determine if the closing price accurately reflects the market value of that thinly traded security. If the Adviser determines that the price at the foreign market close does not accurately reflect the market value of the foreign security when the Fund calculates its NAV or that the closing price of the thinly traded security does not accurately reflect the market value of the security at the time the Fund calculates its NAV, the Adviser will take steps to determine the fair value of the security.

The Fund’s fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments).  The Fund may rely on the third-party pricing service’s prices to reflect events materially affecting the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.  In certain circumstances, if events occur that materially affect the values of the Fund’s foreign investments, the third-party pricing services will provide revised values to the Fund.  The use of fair value pricing by the Fund may cause the NAVs of its shares to differ from the NAVs that would be calculated by using closing market prices.

If the Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio securities may change on days when the Fund does not calculate its NAV and when shareholders will not be able to purchase or redeem Fund shares.

To the extent that the Adviser determines the fair value of a security, it is possible that the fair value determined by the Adviser will not exactly match the market price of the security when the security is sold by the Fund.

Rule 12b-1 Plan.  Class A shares of the Fund have a Distribution and Service Plan, sometimes known as a Rule 12b-1 plan, under which the Fund pays distribution and/or service fees of 0.25% per year to those who sell and distribute Class A shares of the Fund.  Because these fees are paid out of a Class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Initial Sales Charges (Class A Shares Only). Purchase of Class A Shares of the Fund are subject to the maximum 5.25% initial sales charge. If you purchase $1,000,000 or more of Class A shares (a “Large Purchase”) the initial sales charge set forth below will be waived; though your shares will be subject to a [1]% Contingent Deferred Sales Charge if you don’t hold such shares for at least [18 months].

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Initial Sales Charges

		Investor’s Sales Charge
		As a % of	[As a % of
Amount invested		Offering Price	Investment
$25,000 but less than	$50,000	4.75%	[ ]	%
$50,000 but less than	$100,000	4.00	[ ]
$100,000 but less than	$250,000	3.50	[ ]
$250,000 but less than	$500,000	2.50	[ ]
$500,000 but less than	$1,000,000	1.50	[ ]

Class A Shares Sold Without an Initial Sales Charge

The following types of investors may purchase Class A shares without paying an initial sales charge:

▪	Investors who purchase shares through a fee-based advisory account with an approved financial intermediary.
▪	Employer sponsored retirement and benefit plans and employer sponsored IRAs maintained on retirement platforms or by the Fund’s transfer agent or its affiliates:
▪	with assets of at least $1 million; or
▪	with at least 100 employees eligible to participate in the plan; or
▪	that execute plan level or multiple-plan level transactions through a single omnibus account.
▪	Any investor who purchases his or her shares with the proceeds of an in kind rollover, transfer or distribution from a retirement and benefit plan where the account being funded by such rollover is to be maintained by the same financial intermediary, trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.
▪	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code.
▪	Funds of funds or other pooled investment vehicles.
▪	Insurance company separate accounts.
▪	Any current or retired trustee, director, officer or employee of Gottex Trust or the Adviser or any of its subsidiaries.
▪	Any registered representative or employee of any financial intermediary who has an agreement with the Fund’s distributor to sell shares of the Fund (this includes any members of his or her immediate family).
▪	Any investor purchasing shares through a financial intermediary that has a written arrangement with the Fund’s distributor in which the Fund’s distributor has agreed to participate in a no transaction fee program in which the financial intermediary will make Class A shares available without the imposition of a sales charge.

In addition, investors may acquire Class A shares without paying an initial sales charge in connection with:

▪	reinvesting dividends and distributions;
▪	purchasing shares in connection with the repayment of an employer sponsored retirement and benefit plan loan administered by the Fund’s transfer agent; and

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▪	purchasing Class A shares with proceeds from the redemption of Class I shares where the redemption and purchase are effectuated on the same business day due to the distribution of a retirement and benefit plan maintained by the Fund’s transfer agent or one of its affiliates.

In all instances, it is the purchaser’s responsibility to notify the Fund’s distributor or the purchaser’s financial intermediary of any relationship or other facts qualifying the purchaser as eligible to purchase Class A shares without paying an initial sales charge and to provide all necessary documentation of such facts.

It is possible that a financial intermediary may not, in accordance with its policies and procedures, be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through the Fund’s distributor in order to take advantage of the waiver. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Letters of Intent (LOIs)

The following types of accounts qualify for reduced sales charges or sales charge exceptions under LOIs. These types of accounts are referred to as “LOI Eligible Purchasers”:

1.	an individual account owner;
2.	immediate family of the individual account owner (including the individual’s spouse or domestic partner and the individual’s children, step-children or grandchildren) as well as the individual’s parents, step-parents, the parents of the individual’s spouse or domestic partner, grandparents and siblings;
3.	a retirement and benefit plan so long as the plan is established exclusively for the benefit of an individual account owner; and
4.	a Coverdell Education Savings Account (Coverdell ESA), maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual account owner or have an individual account owner named as the beneficiary thereof).

In all instances, it is the purchaser’s responsibility to notify the Fund’s distributor or the purchaser’s financial intermediary of any relationship or other facts qualifying the purchaser as eligible for reduced sales charges and/or sales charge exceptions and to provide all necessary documentation of such facts in order to qualify for reduced sales charges or sales charge exceptions. For additional information on linking accounts to qualify for LOI, please see the Fund’s SAI.

Purchases of Class I shares of the Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to LOIs.

Under a LOI, you commit to purchase a specified dollar amount of Class A shares of the Fund during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full amount committed to in the LOI is not invested by the end of the 13-month period, your account will generally be assessed the higher initial sales charge that would normally be applicable to the total amount actually invested.

Contingent Deferred Sales Charges (CDSCs)

Any shares of a Large Purchase of Class A shares redeemed prior to 18 months after the date of purchase will be subject to a CDSC of 1%.

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If the Fund’s distributor pays a concession to a financial intermediary in connection with a Large Purchase of Class A shares by an employer sponsored retirement and benefit plan or employer sponsored IRA, the Class A shares will be subject to a 1% CDSC if all of the employer sponsored retirement and benefit plan’s or employer sponsored IRA’s shares are redeemed within one year from the date of initial purchase.

BUYING SHARES

You can buy shares directly from the Fund or through a financial services agent such as a bank, financial or investment advisor or broker-dealer, or other institution that the Fund has authorized to sell shares. If you maintain certain accounts at another institution (such as a bank or broker-dealer) that has entered into an agreement with the Fund to provide services to its shareholders, you may purchase shares through your institution in accordance with its procedures. Please see “Transactions Through Other Financial Services Companies” below for more details.

TO OPEN AN ACCOUNT OR BUY ADDITIONAL SHARES DIRECTLY FROM THE FUND, FOLLOW THESE STEPS:

TO OPEN AN ACCOUNT

By mail:

•	Complete and sign the account application or an IRA application. If you do not complete the application properly, your purchase may be delayed or rejected.

•	Make your check payable to the “Gottex Trust.” The Fund does not accept cash, money orders, third party checks, travelers checks, credit card checks, checks drawn on banks outside the United States or other checks deemed to be high risk.

•	For IRA accounts, please specify the year for which the contribution is made.

Mail your application and check to:

Gottex Trust

P.O. Box [____]

Milwaukee, WI 53201-[____]

By overnight courier, send to:

Gottex Trust

803 West Michigan Street

Milwaukee, WI 53233-2301

By telephone:

You may not make your initial purchase by telephone.

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By wire:

•	To purchase shares by wire, the Transfer Agent must have received a completed application and issued an account number to you. Call [TRANSFER AGENT PHONE NUMBER] for instructions prior to wiring the funds.

•	Send your investment to UMB with these instructions:

UMB Bank, n.a.

ABA# [__________]

For Credit to Gottex Trust

A/C# [___________]

For further credit to: Gottex Tactical Endowment Fund, investor account number; name(s) of investor(s); SSN or TIN.

Online:

Visit the Fund’s web site at [________.com], complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions.

TO ADD TO AN ACCOUNT

By mail:

•	Complete the investment slip that is included in your account statement and write your account number on your check.

•	If you no longer have your investment slip, please reference your name, account number and address on your check, and the name of the Fund.

•	Make your check payable to the “Gottex Trust.”

Mail the slip and check to:

Gottex Trust

P.O. Box [_____]

Milwaukee, WI 53201-[_____]

By overnight courier, send to:

Gottex Trust

803 West Michigan Street

Milwaukee, WI 53233-2301

By telephone:

•	You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call [TRANSFER AGENT PHONE NUMBER] to purchase shares in an existing account.

•	Investments made by electronic funds transfer must be in amounts of at least $100 and not greater than $50,000.

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By wire:

•	Send your investment to UMB with these instructions:

UMB Bank, n.a.

ABA# [__________]

For Credit to Gottex Trust

A/C# [___________]

For further credit to: Gottex Tactical Endowment Fund, investor account number; name(s) of investor(s); SSN or TIN.

Online:

Visit the Fund’s web site at [________.com] and complete the online form to add to your account in amounts of $100 or more.

If your purchase request is received by the Transfer Agent or other authorized agent before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) on a day when the Fund is open for business, your request will be executed at that day’s NAV, provided that your application is in good order. “Good order” means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees. If your request is received after the close of trading, it will be priced at the next business day’s NAV. Shares purchased by wire will receive the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. The Fund reserves the right to modify the terms and conditions of purchase transactions at any time, without prior notice.  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, your date of birth (for a natural person), your residential address or principal place of business, (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (or Social Security Number). Additional information is required for corporations, partnerships, trusts and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny applications or redeem your account if the application is not in good order or they are unable to verify your identity.

AUTOMATIC INVESTMENT PLAN (AIP)

To make regular investing more convenient, you can open an AIP with an initial investment of $100 for shares of the Fund and a minimum of $50 per transaction after you start your plan. Purchases made pursuant to an AIP may not exceed $50,000 per transaction. You tell us how much to invest for you every month or quarter. On the day you select (you may choose the 5th, 10th, 15th, 20th, or 25th of the month), that amount is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled, your AIP will be terminated and you will be responsible for any resulting losses to the Funds. Your AIP will also be terminated in the event two successive mailings to you are returned by the United States Post Office as undeliverable. If this occurs, you must call or write to reinstate your AIP. You can terminate your AIP at any time by calling the Funds at least five business days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call [TRANSFER AGENT PHONE NUMBER] for assistance.

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Additional Purchase Information

•	The Fund does not issue certificates for shares.

•	If your check or ACH purchase does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent. The Fund may redeem shares you own as reimbursement for any such losses.

•	You must provide the Fund with a Social Security Number or Taxpayer Identification Number and certify that the number is correct, as well as certify that you are a United States person (including a U.S. resident alien) and that you are not subject to backup withholding before your account can be established. If you do not provide these certifications on your account application, the Fund will be required to withhold and remit to the IRS a percentage of dividends, capital gains distributions and redemptions as set forth in applicable IRS Rules and Regulations. The Fund must also withhold if the IRS instructs them to do so.

•	The Fund is only offered to residents of the United States. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.

•	The Fund will not accept your application if you are investing for another person as attorney-in-fact. The Fund will not accept applications that list “Power of Attorney” or “POA” in the registration section.

•	Once you place your order, you may not cancel or revoke it. The Fund may reject a purchase order for any reason.

Transactions Through Other Financial Services Companies.  In addition to purchasing shares directly from the Fund, you may invest through financial services companies such as banks, trust companies, investment advisors or broker-dealers that have made arrangements to offer Fund shares for sale.  Customers of other financial services companies should contact their account officers for appropriate purchase instructions.  Please note that your financial services company may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares than those described in this Prospectus.  In addition, these intermediaries may place limits on your ability to use services the Fund offers.  To determine whether you may purchase shares through your financial services company, contact the company directly.

Payments to Intermediaries.  To the extent that intermediaries, such as brokers or other financial services companies, perform shareholder services, including transaction and shareholder recordkeeping, account administration and other services that would otherwise be provided by the Fund’s service providers, the Fund bears a portion of the costs of such arrangement and such costs are reflected in the Prospectus Fee Table and related expense ratio information published for the Fund.

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The Adviser, at its own expense (that is, without additional cost to a Fund or its shareholders), may make payments to financial services companies as compensation for distribution and support services relating to the Fund. For example, the Adviser may make payments to gain access to mutual fund trading platforms or similar programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs.  These platforms make Fund shares available through the financial services company’s sales system, and give access to the company’s sales representatives and customers; hence, providing “shelf-space” for the Fund.  The amount of the payments to different financial services companies may be different.  The aggregate amount of these additional payments could be substantial.  These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments.  The payments may create an incentive for the recipient to recommend or sell shares of the Fund to you.  Please contact your financial intermediary for details about additional payments it may receive and any potential conflict of interest. [DESCRIPTION OF ARRANGEMENTS WITH HRC TO BE ADDED]

SELLING SHARES

When you purchase your shares directly from the Fund, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at UMB, or another financial services agent and you appear on the Fund’s records as the registered account holder. These redemption instructions do not apply to Fund shares held in an omnibus account. You may redeem your shares of the Fund on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. There is a $20 fee for each wire transfer. The Fund normally pays redemption proceeds within two business days, but may take up to 7 days (or up to 15 days for shares recently purchased by check, while the Fund waits for funds to become available).

BY MAIL

•	Send a letter of instruction that includes your account number, the Fund’s name, the dollar value or number of shares you want to redeem, and how and where to send the proceeds.

•	Sign the request exactly as the shares are registered. All account owners must sign.

•	Include a Medallion signature guarantee, if necessary (see pages [__]).

Send your request to:

REGULAR MAIL

Gottex Trust

P.O. Box [_____]

Milwaukee, WI 53201-[_____]

OVERNIGHT COURIER

Gottex Trust

803 West Michigan Street

Milwaukee, WI 53233

BY TELEPHONE

•	You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

•	Call [TRANSFER AGENT PHONE NUMBER], between 8:00 a.m. and 8:00 p.m. Eastern Time. You may redeem as little as $500 but no more than $50,000.

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ONLINE

•	If you have registered for online transaction privileges, you may redeem shares online for any amount between $500 and $50,000.

Redemption requests received in “good order” before the close of the NYSE (usually 4:00 p.m. Eastern Time) on any day that the Fund is open for business will be processed at that day’s NAV. “Good order” means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees. If you purchased shares through a financial intermediary, the financial intermediary may have its own earlier deadlines for the receipt of the redemption order.  If you are attempting to redeem from unsettled purchases or uncollected funds, your request will be returned to you.

Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees, guardians or other fiduciaries. If you have any questions about how to redeem shares, or to determine if a Medallion signature guarantee or other documentation is required, please call [TRANSFER AGENT PHONE NUMBER].

SYSTEMATIC WITHDRAWAL PLAN (SWP)

You can have shares automatically redeemed from your account on a regular basis by using our SWP. You may take systematic withdrawals of between $50 and $50,000 on a monthly or quarterly basis, on the 5th, 10th, 15th, 20th, or 25th of the month. The proceeds of a withdrawal can be sent to your address of record or sent by electronic transfer to your bank. This plan may be a useful way to deal with mandatory withdrawals from an IRA. If you want to implement this plan, please fill out the appropriate area of your application or call [TRANSFER AGENT PHONE NUMBER] for assistance.

Additional Redemption Provisions

•	Once we receive your order to redeem shares, you may not revoke or cancel it. The Fund cannot accept an order to redeem that specifies a particular date, price or any other special conditions.

•	If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. The Fund services that you have selected, such as SWPs or AIPs, will be cancelled.

•	If you request that your redemption be sent via overnight delivery, we will deduct $25 from your account to cover the associated costs.

•	The Fund reserves the right to suspend the redemption of shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets or the SEC permits the suspension of the right of redemption or the postponement of the date of payment of a redemption. Additional information is provided in the SAI.

•	Under certain circumstances, the Fund may pay your redemption “in-kind.” This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

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Redeeming Through Other Institutions

If you purchase your shares through an account at a financial services agent, you must redeem them in accordance with the instructions governing that account. You should direct questions regarding these types of redemptions to your account representative. Please note that when shares are purchased through another institution, you may be charged a fee by that institution for providing services in connection with your account.

Telephone Transactions

•	In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone. The Fund reserves the right to temporarily discontinue or limit the telephone purchase, redemption privileges at any time during such periods.

•	The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Fund may implement other procedures from time to time. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

Medallion Signature Guarantees

The Fund will require the Medallion signature guarantee of each account owner in the following situations:

•	to change ownership on your account;

•	to send redemption proceeds to a different address than is currently on the account;

•	to have the proceeds paid to someone other than the account’s owner;

•	to transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;

•	to add telephone privileges;

•	to change the name on your account due to marriage or divorce;

•	to transfer your Fund IRA to another fund family (on the IRA transfer form); or

•	if a change of address request has been received by the Transfer Agent within the last 60 days.

A Medallion signature guarantee request may not be sent by facsimile.

The Fund requires Medallion signature guarantees to protect both you and the Fund from possible fraudulent requests to redeem shares. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor. Medallion signature guarantee requirements also apply to certain transactions on accounts involving executors, administrators, trustees or guardians. To determine if a Medallion signature guarantee is required, please call [TRANSFER AGENT PHONE NUMBER].

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Small Accounts. All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close an account when your account balance falls below [$1,000] for reasons other than a change in the market value. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to [$1,000]. This provision does not apply to accounts held through financial services agents, retirement plan accounts, active AIPs or UGMA/UTMA accounts.

FREQUENT TRADING POLICY

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the Fund’s shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the Fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of Fund shares held by long-term investors may be diluted. The Board of Trustees of the Fund (the “Board”) have adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares. However, there is the risk that the policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may alter its policies at any time without prior notice to shareholders if the Adviser believes the change would be in the best interests of long-term shareholders.

The Adviser currently uses the following tools designed to discourage excessive short-term trading in the Fund:

•	Trade activity monitoring.

•	Discretion to reject orders.

Trade Activity Monitoring

The Adviser monitors selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Adviser believes that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder’s accounts. The Adviser will use reasonable efforts to apply the Fund’s policies uniformly given the practical limitations described above.

The ability of the Adviser to monitor trades that are made through accounts that are maintained by intermediaries (rather than the Fund’s transfer agent) and through conduit investment vehicles may be limited or non-existent.

Discretion to Reject Orders

If the Fund or the Adviser determines, in its sole discretion, that your short-term trading activity is excessive, the Fund may, in its sole discretion, reject any additional purchase and exchange orders. This discretion may be exercised with respect to purchase or exchange orders placed directly with the Funds’ transfer agent or through a financial intermediary.

The Fund reserves the right to modify any of the parameters (including those not listed above) of the purchase blocking policy at any time. Further, the purchase blocking policy may be waived with respect to specific shareholder accounts in those instances where the Adviser determines that its surveillance procedures are adequate to detect frequent trading in Fund shares.]

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MAKING CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account.

Name Changes. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or divorce decree, as applicable, or have your signatures Medallion guaranteed.

Address Changes. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the Transfer Agent with any changes at [TRANSFER AGENT/ADMINISTRATOR PHONE NUMBER].

Transfer of Account Ownership. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, date of birth, address and Social Security Number of the person to whom the shares are being transferred. The letter must be signed by all living registered owners. You will also need to include a Medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the Transfer Agent at [TRANSFER AGENT/ADMINISTRATOR PHONE NUMBER] to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

RETIREMENT AND SAVINGS ACCOUNT OPTIONS

The Fund offers a variety of retirement and savings accounts for which UMB serves as trustee or custodian. These accounts may offer tax advantages. For information on establishing retirement accounts, please call [TRANSFER AGENT/ADMINISTRATOR PHONE NUMBER]. You should consult with your legal and/or tax advisor before you establish a retirement account.

The Fund currently offers the following kinds of retirement plans and savings account:

•	Traditional IRA (including spousal IRA)

•	Rollover IRA

•	Roth IRA

•	SEP-IRA

•	Coverdell Education Savings Account

ACH TRANSACTIONS

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your mutual fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at [TRANSFER AGENT/ADMINISTRATOR PHONE NUMBER]. Subsequent ACH transactions placed by telephone must be for at least $100 and may not exceed $50,000.

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AUTOMATED TELEPHONE SERVICE

The Fund offers 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Fund, gives you account balances and history (e.g., last transaction, portfolio manager perspective and latest dividend distribution) and allows you to transact on your account. To access the automated system, please call [TRANSFER AGENT/ADMINISTRATOR PHONE NUMBER].

OTHER SHAREHOLDER INFORMATION

WEB SITE

[You can obtain the most current Prospectus and shareholder reports for the Fund, as well as current performance information and other Fund information by visiting the Fund’s web site at [__________].

SHAREHOLDER COMMUNICATIONS

Confirmations. You will receive a confirmation each time you buy, sell or exchange Fund shares. AIP participants receive quarterly confirmations of all automatic transactions.

Quarterly and Annual Statements. You will receive a quarterly statement listing all distributions, purchases and redemptions of Fund shares for the preceding calendar quarter. Your December statement will include a listing of all transactions for the entire year.

Please review your statement and notify us immediately if there are any discrepancies in the information. You must contact the Fund in writing regarding any errors or discrepancies on your statement within 90 days of the date of the statement confirming a transaction. The Fund reserves the right to deny your ability to refute a transaction if you fail to notify the Fund within such 90 day time period.

Semi-Annual and Annual Reports. The Fund sends Semi-Annual and Annual Reports to its shareholders. These reports provide financial information on your investments and give you a “snapshot” of the Fund’s portfolio holdings at the end of their semi-annual and fiscal year periods. Additionally, the Annual Report discusses the factors that materially affected the Fund’s performance for their most recently completed fiscal year, including relevant market conditions and the investment strategies and techniques that were used.

Prospectus. Each year, the Fund will send all record shareholders a current Prospectus. Please read the Prospectus and keep it for future reference.

Form 1099. Each year you will receive a Form 1099, showing the source of distributions for the preceding year, and a Form 1099 showing the shares you sold during the year.

Form 5498. If you contributed to an IRA during the year you will receive a Form 5498 verifying your contribution.

You may elect to receive confirmations, statements and/or Annual and Semi-Annual Reports via email by completing and submitting the consent form on the Fund’s web site.

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HOUSEHOLDING

To help lower the Fund’s expenses, we attempt to eliminate duplicate mailings of Prospectuses, Annual and Semi-Annual Reports to shareholders. When two or more Fund shareholders have the same last name and address, we may send just one copy of a Prospectus, Annual or Semi-Annual Report to that address rather than mailing separate documents to each shareholder. You can elect to receive individual copies of these regulatory mailings at any time by calling [TRANSFER AGENT/ADMIN PHONE NUMBER]. The Funds will begin sending you individual copies of these regulatory mailings within 30 days after your request.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

The Fund may authorize one or more brokers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Fund’s behalf. In these cases, the Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund’s NAV next computed after it is received in good order by the financial services agent or sub-agent. The Fund has agreed to allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. Designated financial services agents and sub-agents are contractually obligated and responsible for transmitting orders that are accepted by them prior to the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) and payment for the purchase of shares to the Transfer Agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income, dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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Tax Considerations

Fund Distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. The Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis for shares purchased or acquired (“covered shares”). Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Fund’s web site at [________.com] as the information becomes available.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

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Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the Internal Revenue Service to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Financial Highlights

There is no financial information for the Fund because it is new.

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ADDITIONAL INFORMATION (Back cover)

The statement of additional information (“SAI”) contains additional information about the Fund and is incorporated by reference into this Prospectus. Additional information about the Fund’s investments [will be] available in the Fund’s annual and semi-annual reports to shareholders.

You may request a free copy of the SAI, the annual and semi-annual reports to shareholders, and other information about the Funds, and make shareholder inquiries by calling the Administrator at [_____________], or writing to:

GOTTEX TRUST

c/o UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53233

Copies of the SAI, and the annual and semi-annual reports to shareholders are also available free of charge on the Fund’s web site at [__________].

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available in the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

SEC REGISTRATION NUMBER

811-[__________]

40

Gottex Tactical Endowment Fund

Class A            [Ticker]

Class I            [Ticker]

Statement of Additional Information

Dated [________], 2013

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Gottex Tactical Endowment Fund (the “Fund”) dated [________], 2013. To obtain a copy of the Fund’s prospectus (the “Prospectus”), please write to UMB Fund Services, Inc. at 803 West Michigan Street, Milwaukee, WI 53233 (the “Administrator”), or call the Administrator at [_______].

TABLE OF CONTENTS

Organization and Description of Shares	1

Additional Investment Policies and Practices	1

Additional Information on Investment Strategies And Risks	2

Additional Risk Factors	19

Management of the Fund	22

Investment Advisory and Other Services	26

Potential Conflicts of Interest	28

Other Service Providers	29

Brokerage	31

Description of Shares	32

Purchase, Redemption and Pricing of Shares	33

Dividends, Distributions and Taxes	38

Disclosure of Portfolio Holdings	54

Control Persons and Principal Holders of Shares	55

Proxy Voting Policies and Procedures	55

Performance Information	56

Fixed Income Securities Ratings	57

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust was organized as a Delaware statutory trust on [________], 2013, and is registered with the U.S. Securities and Exchange Commission as an open-end investment management company. The Trust is authorized to offer an unlimited number of shares of beneficial interest, which may be divided into different series and classes. Currently, the Fund is the sole series of the Trust. The Fund’s portfolio of assets is “diversified” as defined by the Investment Company Act of 1940, as amended (“1940 Act”).

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

Fundamental Policies

The Fund has adopted the following fundamental investment policies, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act):

(1)	With respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies.

(2)	The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers primarily engaged in the same industry.

(3)	The Fund will not issue senior securities except to the extent permitted by the 1940 Act or the rules thereunder or as otherwise permitted by the SEC or its staff (pursuant to no-action relief, exemptive orders or otherwise) and as consistent with the Fund’s investment policies.

(4)	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the disposition of its portfolio securities.

(5)	The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities, entering into repurchase agreements, or as otherwise permitted by the SEC or its staff (pursuant to no-action relief, exemptive orders or otherwise) in a manner consistent with the Fund’s investment policies.

(6)	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except that the Fund may (i) purchase and sell foreign currency, as well as derivative instruments (e.g., options, futures, forwards and swaps), on foreign currency, indices and financial futures, and (ii) engage in derivative transactions (e.g., futures, forwards and swaps) the underlying reference assets of which are commodities, in a manner consistent with the Fund’s investment policies.

(7)	The Fund will not purchase, hold or deal in real estate unless acquired as a result of ownership of securities or other instruments, but may invest in securities of issuers that purchase, hold or deal in real estate or interests therein, including without limitation, real estate investment trusts (“REITs”), or investing in securities that are secured by real estate or interests therein.

The investment objective of the Fund is fundamental and may not be changed without a vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act).

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

With respect to the investment restrictions set forth above, and other policies described herein and in the Prospectus, except the incurrence of leverage or the issuance or deemed issuance of a senior security, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies and companies engaged in certain securities related businesses.

With respect to the investment restriction set forth in (3) above, the Fund’s borrowing money (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirements of Section 18(a) under the 1940 Act, the rules thereunder and related interpretive guidance issued by the SEC and its staff. Pursuant to Section 18(a) of the 1940 Act the Fund is required to have 300% asset coverage at the time it borrows money other than temporary borrowings.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

The following information supplements the description of the Fund’s principal investment strategies and risks that are contained in the Prospectus. The Fund may invest in any of the below described instruments even if they are not specifically described in the Prospectus as part of the Fund’s principal investment strategies. To the extent the Fund invests in other investment companies, including funds of hedge funds or pooled investment vehicles, an investment in the Fund is subject to the risks associated with investments in the underlying funds which may include the following investments. Exposure to each of the Global Equities, Global Fixed Income, Alternative and Hedge Fund Investments, Private Equity and Special Opportunity Investments and Real Asset Strategies asset classes (each, an “Asset Class,” and described further below), as well as the Macro Market Asset Allocation Overlay (also described further below), may be achieved through the use of derivative instruments, including options, futures, foreign exchange forwards and swaps. For more information, see “Additional Information on Investment Strategies and Risks—Derivatives” below.

Global Equities

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer’s common stock, but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund, which, in turn, could result in losses to the Fund.

Small and Mid-Capitalization Companies. The Fund may invest in securities of small- (or micro-) capitalization companies, mid-capitalization companies and recently organized companies and, conversely, the Fund may establish short positions in such securities. Historically, such securities, and particularly securities of smaller/micro capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses.

The equity securities of small capitalization companies may not be traded in the volumes typical of larger, more established companies. Consequently, the Fund may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in very small (micro) capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record. Additionally, transaction costs for these types of investments can be higher than those of larger capitalization companies. The Fund may purchase securities in all available securities trading markets.

Foreign Securities. The Fund’s foreign securities may be listed on foreign securities exchanges or traded in foreign over-the-counter (“OTC”) markets. Investments in foreign securities or other assets/instruments are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign assets or countries include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. The foregoing risks may be more pronounced in emerging and less developed countries.

UCITS Funds. The Fund may invest in UCITS (Undertakings for Collective Investment in Transferable Securities). UCITS funds are open-ended pooled or collective investment undertakings established in accordance with the UCITS Directive adopted by European Union member states. Similar to U.S. open-end investment companies, the underlying investments of a UCITS fund must be liquid enough to fulfill redemptions at the request of holders, either directly or indirectly out of the underlying investments. The assets themselves are entrusted to an independent custodian or depositary for safekeeping and must be held on a segregated basis. To the extent the Fund holds interests in a UCITS fund, it is expected that the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the UCITS fund level) and, potentially, a single layer of incentive fees (at the UCITS fund level).

IPO Securities. The Fund may purchase securities of companies in initial public offerings (i.e., “IPO securities”) or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them. IPO investments, as well as certain other investment techniques, may have a magnified performance impact on the Fund while it has a relatively small asset base, but should not be assumed to have a comparable impact if the Fund were to obtain a significantly larger asset base.

Global Fixed Income

Bonds and Other Fixed-Income Securities. The Fund may invest in U.S. and non-U.S. bonds and other fixed-income securities. Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may invest in both investment grade and non-investment grade debt securities. Accordingly, it is likely that many of the debt instruments in which the Fund invests may be unrated, and whether or not rated, the debt instrument may have speculative characteristics. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. See “Distressed/High Yield Securities” below.

The issuers of debt securities (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are dependent on the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, an economic recession could severely disrupt the market for most of these securities and may have an adverse impact on the value of such instruments. It is also likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Distressed/High-Yield Securities. The Fund may invest in “below-investment grade” securities and obligations of U.S. and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. The Fund also may invest in interests in distressed real estate-related issuers.

Distressed securities are likely to be particularly risky investments, although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investment in any instrument, and a significant portion of the obligations and preferred stock in which the Fund invests may be less than investment grade. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. There is no assurance that the Adviser will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the shareholders adequately for the risks assumed.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

Some of the investments may require active monitoring and representation on official or unofficial creditors’ committees for the company. Accordingly, the Fund, for example, may seek representation on such committees from time to time if the Adviser determines that such representation is necessary or advisable to protect or further the Fund’s interests. Serving on an official or unofficial committee increases the possibility that the Fund will be deemed an “insider” or a “fiduciary” of the company it has so assisted and may restrict the Fund’s trading of its investments in such company. Should such assistance be provided before a company enters bankruptcy proceedings, a bankruptcy court, under certain conditions such as a finding of fraud or inequitable conduct, may invoke the doctrine of “equitable subordination” with respect to any claim or equity interest held by the Fund in such company and subordinate any such claim or equity interest in whole or in part to other claims or equity interests in such company. Claims of equitable subordination may also arise outside of the context of the Fund’s managerial activities. In addition, if representation on a creditors committee of a company causes the Adviser or the Fund to be deemed an affiliate of the company, the securities of such company held by the Fund may become restricted securities, which are not freely tradable. As the Fund is likely to be required to indemnify the Adviser or any other person serving on a committee on its behalf for claims arising from breaches of those obligations, indemnification payments could adversely affect the return on the Fund’s investment in a company involved in a reorganization.

Prepayment and Extension Risk. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the Fund may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.

UCITS Funds. The Fund may gain exposure to the Global Fixed Income Asset Class through investments in UCITS funds, which are described above under the Global Equities Asset Class.

Alternative and Hedge Fund Investments

Alternative and hedge fund investments include investments in private investment funds, ETFs or other registered investment companies, including funds of hedge funds, that employ a variety of investment strategies, such as event-driven, equity and/or credit long/short, relative value, arbitrage and other alternative investment strategies commonly employed by hedge funds. In addition to varied investment strategies, this Asset Class may have exposure to a wide variety of investment types, including U.S. and non-U.S. equity, fixed income, commodity and real estate investments.

The Fund may also invest in factor based hedge fund replicator vehicles that attempt to replicate the behavior of the overall hedge fund industry, as measured by one or more hedge fund indices, or certain individual hedge fund strategies, such as event driven, managed futures or merger arbitrage. In addition, the Fund may invest in liquid alternative beta vehicles that attempt to isolate the beta (i.e., the systematic risk) associated with a particular hedge fund strategy and generate returns consistent with such systematic risk. The hedge fund replicator vehicles and liquid alternative beta vehicles in which the Fund will invest will primarily be swaps, including total return, volatility and variance swaps, but may also include other forms of investments. For more information about swaps and other derivatives, see “Additional Information on Investment Strategies and Risks—Derivatives” below..

Although the risks below are expected (and, in some cases, pronounced) for the Alternative and Hedge Fund Investments Asset Class, they may also be applicable to other Asset Classes of the Fund and to the use of the Macro Market Asset Allocation Overlay; thus, they should also be referred to in the context of evaluating risks of the other Asset Classes.

Margin Purchases. The Fund may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which creates what is known as “leverage,” is speculative and involves certain risks.

Trading equity securities on margin involves an initial cash requirement representing a minimum percentage of the underlying security’s value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage can increase investment return if the Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by the Fund. In the event that the Fund’s equity or debt instruments decline in value, the Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Adviser might not be able to liquidate assets quickly enough to pay off the Fund’s borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. These risks are magnified under circumstances where the Fund engages in leverage, or where the Fund engages in permissible borrowing transactions or leverage.

Short Sales. The Adviser may attempt to limit the Fund’s exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, the Fund may effect a short sale of a security if, in the Adviser’s view, the security is over-valued in relation to the issuer’s prospects for growth.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase. Limitations on the Fund’s use of leverage and short sales are described under “Additional Risk Factors—Leverage& Borrowings Risk” below.

Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements. Reverse repurchase agreements are a form of borrowing that involves a sale of a security by the Fund to a bank or securities dealer and the Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of the Fund’s investment portfolio.

Special Investment Instruments and Techniques. The Fund may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Fund against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes (e.g., to enhance returns). These strategies may be executed through derivative transactions. For more information about derivative transactions, see “Additional Information on Investment Strategies and Risks—Derivatives” below. The instruments the Fund may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Warrants and Rights. The Fund may purchase warrants and rights. Warrants permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Emerging Market Investments. The Fund may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

Restricted and Illiquid Investments. The Fund may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The market prices, if any, for illiquid securities tend to be volatile and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

To the extent privately placed securities held by the Fund qualify under Rule 144A promulgated under the Securities Act of 1933, as amended, and an institutional market develops for those securities, the Fund may be able to dispose of those securities without registering them under the 1933 Act. To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be illiquid, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded may not considered by the Fund to be restricted or illiquid.

Private Equity & Special Opportunity Investments

Private equity companies may include, among others, publicly traded private equity funds, publicly traded venture capital funds, publicly traded closed-end funds, business development companies, investment holding companies, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Fund intends to invest in the securities of private equity companies domiciled in, or primarily listed on, exchanges in the U.S. and non-U.S. countries, including countries in Europe and Asia. The underlying assets of such private equity companies may be domiciled throughout the world. The private equity companies in which the Fund intends to invest include investments in a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Fund may invest in private equity companies that emphasize making equity and equity-like investments in businesses as well as debt investments.

In addition to the risks associated with the Fund’s other investments, the Fund private equity fund investments are also subject to the underlying risks that affect the private equity companies, including, but not limited to, liquidity risk, valuation risk, credit risk and focused investment risk. Additional special risks inherent in investing in private equity companies include that little public information exists for private and thinly traded companies, and there is a risk that the Adviser may not be able to make a fully informed investment decision. Private equity companies may also have relatively concentrated investment portfolios, consisting of a relatively small number of holdings and the returns realized by the Fund on these investments may be adversely impacted by the poor performance of a small number of investments, or even a single investment, held by the private equity company.

Real Asset Strategies

It is currently expected that the real asset strategies Asset Class would be comprised of investments in: (a) real estate investment trusts (commonly known as “REITs”) that are publicly traded and/or private partnerships that make direct investments in: (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties; (ii) raw land, which may be held for development or for the purpose of appreciation; or (iii) conventional mortgage loans, participating mortgage loans, loans issued by REITs or other real estate companies or government sponsored entities, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations; and (b) commodity-related investments, including exchange-traded futures and OTC futures in foreign markets with respect to physical commodities (including, without limitation, oil and gas, metals, carbon credits, crops, feedstock and financial derivatives), investment funds managed by CTAs (including long/short managers) and commodity-based ETFs. For more information about futures and other derivatives, see “Additional Information on Investment Strategies and Risks—Derivatives” below. The Real Asset Strategies Asset Class investments may be in the U.S. or non-U.S. countries, including “emerging markets.” In addition to seeking returns, the Real Asset Strategies Asset Class is utilized to gain an “inflation hedge” that could enhance the Fund’s returns during periods of financial market underperformance.

Physical Commodities. The Fund (through investment in investment companies, including funds of hedge funds, or through pooled investment vehicles or otherwise) may invest in futures contracts on physical commodities, and may further invest in basic industries, or entities deriving a material component of their operations from activities in such commodities and basic industries, which may include energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), chemicals, agriculture, food, precious metals, industrial materials and related support and manufacturing industries. These strategies tend to perform better during inflationary times, periods of economic expansion, or periods during which demand outstrips supply. For more information about futures generally, see “Additional Information on Investment Strategies and Risks—Derivatives” below.

Energy/Natural Resource Investments. The Fund may invest in publicly traded securities issued by companies involved in the energy sector, make private investments in energy-related assets or companies, trade futures in energy commodity markets, or engage in some combination of the foregoing. The Fund also may have exposure to non-energy natural resources, such as gold and other precious metals, industrial metals and agricultural commodities such as grains and timber. Energy (or related) investments may also include interests in investment companies, including funds of hedge funds, or in pooled investment vehicles engaged in long/short energy-related equities trading; commodity pools trading contracts on energy-related commodities, certain energy sector-focused mutual funds or ETFs; and private partnerships with illiquid, private energy-related investments in their portfolios. Such entities may be involved with, or have their investment performance tied to, a wide variety of sub-sectors, including but not limited to oil and gas exploration, oil service, energy technology, power generation and transmission, pipelines and storage, and alternative or clean energy.

The Fund’s investments in the energy/natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code (as defined below). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are often leveraged or invest in properties that are themselves leveraged, exposing them to the risks of leverage generally. Among other things, leverage will generally increase losses during periods of real estate market declines.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

The Fund may also invest in private partnerships which invest in real estate. Although they may offer the opportunity to generate attractive returns, they do not provide the liquidity offered by REITs. These private partnerships will invest in established properties with existing rent and expense schedules or in newly constructed properties that the Fund judges to offer an attractive risk / return profile. These private partnerships often do not provide their investors with the right to redeem their investment, thus the investors only gain liquidity in their investment through the distribution of rental income and the ultimate liquidation or sale of real estate assets held.

Macro Market Asset Allocation Overlay

In addition to investing in the Asset Classes described above, the Adviser may employ a Macro Market Asset Allocation Overlay with respect to a portion of the Fund’s assets (generally not expected to exceed 35% of the Fund’s net asset value). The Macro Market Asset Allocation Overlay is designed to supplement the other investments in the Fund through investment in shorter-term tactical opportunities (defined currently as having expected investment horizons approximating three to nine months) identified by the Adviser. The Macro Market Asset Allocation Overlay seeks to enhance the Fund’s risk/return profile through adding opportunities for realizing short-term returns (primarily through capital appreciation, and potentially, to a much lesser extent, income), and providing enhanced portfolio diversification. The Adviser has complete discretion in determining whether, and to what extent, to engage in this tactical strategy. Use of the Macro Market Asset Allocation Overlay is subject to the risks of the activities and instruments described herein. In addition, use of the Macro Market Asset Allocation Overlay may not be successful and could result in greater losses than if it had not been implemented.

Derivatives

The Fund may gain or reduce its exposure to each Asset Class described above through the use of derivatives, which are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Fund may use derivatives to take long or short positions in underlying assets. Such derivative usage can be for the purposes of hedging, speculation or to allow the portfolio managers to implement the Fund’s investment strategies more efficiently than investing directly in stocks, bonds, currencies or other assets. Derivatives permit the Fund to increase or decrease the level of risk of an investment portfolio, or change the character of the risk to which an investment portfolio is exposed. Investors should bear in mind that the Fund may, but is not obligated to, actively engage in hedging techniques.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return and result in a loss. The Fund also could experience losses if derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Exclusion of Adviser from Commodity Pool Operator Definition. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, described in this SAI and the Fund’s Prospectus. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the Fund’’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund. In that case, the Adviser and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Options. The Fund may purchase call and put options, and may write (sell) covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue the Fund’s investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying reference asset at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying reference asset at a stated exercise price at any time prior to the expiration of the option. The underlying reference asset may be underlying reference asset, such as a specified security, currency, index, or other asset. A covered call option is a call option with respect to which a portfolio owns the underlying reference asset. The sale of such an option exposes a portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying reference asset or to possible continued holding of an asset that might otherwise have been sold to protect against depreciation in the market price of the asset. A covered put option is a put option with respect to which cash or liquid assets have been placed in a segregated account on a portfolio’s books to fulfill the obligation undertaken. The sale of such an option exposes a portfolio during the term of the option to a decline in price of the underlying reference asset.

Options transactions may be effected on exchanges or in the OTC market. When the Fund purchases an OTC option, it bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. OTC options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. The Fund may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries.

The Fund may close out a position when writing options by purchasing an option on the same reference asset with the same exercise price and expiration date as the option that it has previously written on the security. A portfolio will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position, a purchaser of an option would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the purchaser would be entitled to exercise the option should it deem it advantageous to do so.

The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference asset when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference assets. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference assets purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference asset until the option expires, it delivers the underlying asset upon exercise, or it segregates enough liquid assets to purchase the underlying reference asset at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference assets correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. Further, the value of options on indices fluctuate with changes in the market values of the stocks or other assets included in the indices. Accordingly, successful use by Fund of options on stock indices will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.

Futures Contracts. The Fund may purchase and sell futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset at a specified price at a specified later date. The use of a futures contract allows the Fund to increase or decrease its exposure to the underlying reference asset without having to actually buy or sell the actual asset. The underlying reference assets to which futures contracts may relate include: equity securities; debt securities, including U.S. government debt obligations; currencies; physical commodities; interest rates; and stock or bond indices. For example, a stock index future obligates a portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or a portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

Futures contracts in the U.S. are traded on exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm. Futures may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain exempt market participants.

Engaging in these transactions involves risk of loss to the Fund. The value of futures depends upon the price of the assets underlying them. The prices of futures are highly volatile, and price movements of futures contracts can be influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Successful use of futures is also subject to the Fund’s ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This could prevent the Fund from promptly liquidating unfavorable positions and subject it to substantial losses or from entering into desired trades. In extraordinary circumstances, the CFTC or other similar non-U.S. regulatory body or agency could suspend trading in a particular futures contract, or order liquidation or settlement of all open positions in such contract.

Investments in futures are also subject to the risk of the failure of any of the exchanges on which the Fund’s positions trade or of its clearinghouses or counterparties. In addition, there is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Forward Currency Exchange Contracts. Forward currency exchange contracts (“forward contracts”) are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. At the maturity of a forward contract, the Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (“non-deliverable forwards”).

The Fund may enter into forward contracts for non-hedging purposes to pursue the Fund’s investment objective, such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund. Forward contracts may be also be used by the Fund for hedging purposes, to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. There is no requirement that the Adviser hedge all or any portion of the Fund’s exposure to foreign currency risks.

The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. More information on central clearing and trading of cleared swaps is set forth in “Additional Information on Investment Strategies and Risks — Derivatives — Swaps” below. Forward contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forward contracts are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward contracts, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the Adviser to CFTC registration and regulation as a CPO.

Swaps. Swap agreements are two-party contracts for periods ranging from a few weeks to more than a year, whereby the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or other assets, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The parties to the swap typically do not actually exchange the notional amount.

Swaps in which the Fund may invest include, without limitation, equity, interest rate, index, currency and total return swaps, as well as volatility and variance swaps, which seek to exploit the difference between implied and realized volatility or variance across equity, fixed income, currency, commodity, and other markets. The Fund may also use interest rate caps where, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Swaps are generally entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing. In addition, recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses.

In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying asset. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps entered into on a net basis is generally limited to the net amount of interest payments that the Fund is contractually obligated to make. In contrast, if a swap agreement involves the exchange of the entire principal value of an asset, the entire principal value of that asset is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In either case, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.

Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Risks of potential regulation of swaps and other derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

ADDITIONAL RISK FACTORS

Temporary Investments

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, including money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in with the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not continue to fluctuate.

Systemic Risk

World events and/or the activities of one or more large participants in the financial markets and/or other events or activities of others could result in a temporary systemic breakdown in the normal operation of financial markets. Such events could result in the Fund incurring substantial losses.

Counterparty Creditworthiness

The Fund may invest in securities, commodities and other financial instruments that involve counterparties. The terms of these contracts are often customized and complex, and many of these arrangements occur in markets or relate to products that are not subject to regulatory oversight. The Fund is subject to the risk that the counterparty to one or more of these contracts defaults, either voluntarily or involuntarily, on its performance under the contract. Any such default may occur rapidly and without notice.

Quantitative Models

The Fund and certain investment companies and other pooled investment vehicles in which the Fund invests may trade on the basis of nondiscretionary mathematical trading models. Generally, such models are programmed to identify investment opportunities based on the occurrence of specified events and/or situations and are dependent upon historical data. Should such events and/or situations not occur or should the historical data inadequately address current market conditions, the models may not generate any investment opportunities and/or profits. Furthermore, securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others.

Leverage & Borrowings Risk

The Fund may be exposed to risks associated with the use of leverage, such as the risk that leverage could have a negative effect on returns and the risks of default and liquidation. While leverage presents opportunities for increasing total return, it also has the effect of potentially increasing losses. The Fund may borrow money and leverage its investments through traditional means (such as by borrowing money through margin accounts, lines of credit with financial institutions or other lending arrangements on secured or unsecured bases). The Fund does not presently intend to leverage by borrowing money, except when necessary to meet redemption requests. In addition, the Fund may employ certain other financial techniques and trading strategies (including, but not limited to, the Macro Market Asset Allocation Overlay) that do not involve borrowing money through such traditional means but that would nonetheless have the economic effect of utilizing leverage. The Fund may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as “leverage,” is speculative and involves certain risks. Activities involving leverage may not be successful, and could result in greater losses than if leverage had not been implemented.

The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of such Fund’s total indebtedness from borrowings may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund incurs the indebtedness. The staff of the Securities and Exchange Commission’s Division of Investment Management (the “SEC Staff”) takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

The SEC Staff has stated, however, that it will not deem a portfolio position involving these instruments to be subject to the Asset Coverage Requirement if an investment company “covers” its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid assets at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund’s ability to otherwise invest those assets or dispose of those securities at the desired times and prices.

There is no guarantee that a leveraging strategy will be successful.

Forward-Looking Statements

The forward-looking statements contained in this Prospectus, any accompanying prospectus supplement and the Statement of Additional Information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended. These forward-looking statements reflect the Adviser’s view with respect to future events. Actual results could differ materially from those in the forward-looking statements as a result of factors beyond the Fund’s control. Investors are cautioned not to place undue reliance on such statements.

Tax Risks

The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level.

Lack of Operating History

The Fund is recently formed and has a relatively limited operating history upon which investors can evaluate its performance. However, the Adviser, as well as the portfolio manager of the Fund, Dr. William J. Landes, and other personnel of the Adviser, have substantial experience in managing investment portfolios, including “endowment” style portfolios like the Fund. In addition, the Adviser and its personnel, including Dr. Landes, manage investment funds and accounts that have investment programs that are similar to the investment program of the Fund. Although one such accounts is registered under the 1940 Act, most are not, nor are they subject to related requirements of the Internal Revenue Code.

Potential Conflicts of Interest

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which they will commit the Fund’s assets. There also may be circumstances under which they will consider participation by their Other Accounts in investment opportunities in which the Fund would not intend to invest, or vice versa. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund, except that certain broker dealers affiliated with the Adviser may act as broker for the Fund in effecting securities transactions, subject to adherence to applicable Securities and Exchange Commission (the “SEC”) rules.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Investors should read the entire Prospectus, consider risks and consult with their own advisors before making any investment decision with respect to an investment in the Fund.

MANAGEMENT OF THE FUND

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the Fund’s risk management process, as well as the management, conduct and operation of the Fund’s business. As the Fund is newly established, the following discussion reflects the expectation of how the Board and management will communicate and coordinate their respective functions.

As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, expects to regularly interact with and receives risk management reports from senior personnel of service providers, including senior managerial and financial officers of the Adviser, the Fund’s and the Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (described more fully below) will hold regularly scheduled meetings and between meetings the Audit Committee chair will maintain contact with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board will also receive periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment risk areas such as business continuity, anti-money laundering, personal trading, valuation and investment research. The Board will also receive reports from counsel to the Fund or counsel to the Adviser regarding regulatory compliance and governance matters.

The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Dr. Landes, the Senior Managing Director and Senior Investment Partner of the Adviser, serves as chairman of the Board (the “Chairman”). Although he is an “interested person” of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the trustees who are not “interested persons” of the Fund, the Adviser or its affiliates (the “Independent Trustees”) have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund’s governance and operations: the Audit Committee and the Governance Committee, both of which currently are comprised exclusively of Independent Trustees. Although the Fund does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board (2/3 of which is represented by Independent Trustees) and that each of the Fund’s critical committees of the Board (Audit and Nominating) is chaired by an Independent Trustee.

The members of the Board (the “Trustees”) will not contribute to the capital of the Fund in their capacity as Trustees, but may purchase shares of beneficial interest (“Shares”) in the Fund.

The identity of the Trustees of the Fund, and brief biographical information regarding each Trustee, is set forth below. The address of each Trustee is c/o Gottex Fund Management, Ltd., 28 State Street, 40th Floor, Boston, MA 02109.

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships During Past 5 Years
Jeanne L. Mockard, 49	Trustee	September 2013 – Present	Private Investment Manager (2008 to present); Managing Director and Senior Portfolio Manager, Putnam Investments (2004 to 2008).	[7]	Director, Silent Spring Institute
Jonas B. Siegel, 69	Trustee	September 2013 – Present	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011); Vice President, Secretary, Treasurer and CCO, Granum Series Trust (an open-end investment company).	[7]	Member of Board of Trustees, Trust for Professional Managers Member of Board of Managers of Ramius IDF
Bruce M. Dresner, 65	Trustee	September 2013 – Present	Private Investment Manager, 2008 to present; Managing Director, Blackrock, Inc. (investment management), 2007 to 2008.	[7]	Director, Sherman Fairchild Foundation

Interested Trustee*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships During Past 5 Years
Dr. William J. Landes , 60	Trustee	September 2013 – Present	Senior Managing Director, Gottex Fund Management, Ltd. (March 2008 - present).	[7]	None

* Dr. Landes is an interested person because of his affiliation with the Adviser and its affiliates.

Additional information about each Trustee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and skills that each Trustee possesses. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Nominating Committee contains certain other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Each of the Trustees was elected to the Board by the sole shareholder of the Fund (i.e. the Adviser).

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust, except that: (A) any Trustee may resign his trusteeship or may retire by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (B) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (C) any Trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; (D) a Trustee may be removed at any meeting of the shareholders by a vote of the shareholders owning at least two-thirds of the outstanding shares; and (E) a Trustee shall be retired in accordance with the terms of any retirement policy adopted by the Trustees and in effect from time to time. In the case of any vacancy, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit, or may leave such vacancy unfilled or may reduce size of the Board of Trustees to not less than one Trustee, except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act.

The following table sets forth certain information regarding the estimated compensation to be received by the Independent Trustees from the Trust and the aggregate compensation paid by all investment companies managed by the Adviser (together, the “Fund Complex”) to the Independent Trustees for the first full fiscal year. No compensation is paid by the Fund to Trustees who are “interested persons” (as defined by the 1940 Act) of such Fund or the Adviser.

Name of Trustee	Estimated Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from the Fund and Fund Complex
Jeanne L. Mockard	$10,000	0	0	$	[20,000	]
Jonas B. Siegel	$10,000	0	0	$	[20,000	]
Bruce M. Dresner	$10,000	0	0	$	[20,000	]
Dr. William J. Landes	N/A	N/A	N/A		N/A

Currently, the Independent Trustees are each paid an annual retainer with respect to the Fund of $10,000, and are reimbursed by the Trust for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Trust.

Board Committees

The only standing committees of the Board are the Audit Committee and the Governance Committee.

The Audit Committee of the Fund is comprised of the Independent Trustees of the Fund. The Audit Committee of the Fund has, as its primary purpose, oversight responsibility with respect to: (i) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (ii) the integrity of the Fund’s financial statements and the independent audit thereof; (iii) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (iv) the Fund’s compliance with certain legal and regulatory requirements; (v) determining the qualification and independence of the Fund’s independent auditors; and (vi) the Fund’s internal audit function. To the extent there are Trustees who are not members of the Audit Committee of the Fund, the Audit Committee members shall report its activities to the full Board of such Fund on a regular basis and make such recommendations as the Audit Committee may deem necessary or appropriate. As the Trust is newly organized, no meetings of the Audit Committee have been held as of the date of this SAI.

The Governance Committee of the Fund is comprised of the Independent Trustees of such Fund to whom the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee of the Fund is responsible for the selection and nomination of such Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by shareholders of such Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to Gottex Fund Management Ltd., 28 State Street, 40th Floor, Boston, MA 02109 Attention: Gottex Tactical Endowment Fund. As the Trust is newly organized, no meetings of the Nominating Committee have been held as of the date of this SAI.

Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional backgrounds. Thus, the Nominating Committee and the Board accorded particular weight to the individual professional background of each Independent Trustee. In considering the nominees for election as Trustees, the Nominating Committee and the Board took into account a variety of factors, including each nominee’s professional background and experience. In addition, the Board considered that each Trustee also serves as a trustee of each of the other funds in the Fund Complex. In this regard, the Board accorded weight to the efficiencies associated with maintaining a common directorship of a single Fund Complex. The Independent Trustees also considered that Dr. Landes is not an Independent Trustee, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board’s direct access to information regarding the Adviser, which is the Fund’s most significant service provider.

Equity Securities Owned by Trustees

The following table sets forth certain information regarding the equity securities of the Fund and the equity securities of other investment companies managed by the Adviser (the “Fund Complex”) owned by the Trustees as of December 31, 2012. The Fund had not commenced operations as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Fund Complex

Interested Trustee
Dr. William J. Landes	None	Over $100,000

Independent Trustees
Jeanne L. Mockard	None	None

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Fund Complex
Jonas B. Siegel	None	None
Bruce M. Dresner	None	None

INVESTMENT ADVISORY AND OTHER SERVICES

Gottex Fund Management Ltd. (the “Adviser”) serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser is responsible for: (i) developing and implementing the Fund’s investment program, and (ii) providing various management and administrative services to the Fund. Pursuant to the terms of the Advisory Agreement and subject to adherence to applicable legal and regulatory requirements, the Adviser is authorized to retain one or more Sub-Advisers to provide any or all of the investment advisory services required to be provided by the Adviser to the Fund or to assist the Adviser in providing these services.

The Adviser is also responsible for furnishing administrative services to the Fund, including: providing office space and other support services and personnel as necessary to operate the Fund; providing the services of persons employed by the Adviser or its affiliates who may be appointed as officers of the Fund by the Board, except for the Fund’s Chief Compliance Officer, Anti-Money Laundering Officer and any other officer required by federal or state law; supervising the entities retained to provide administrative, custody and other services to the Fund; providing shareholders with information concerning their investments; monitoring relations and communications between investors and the Fund; assisting in the drafting and updating of disclosure documents relating to the Fund, including the preparation of the Fund’s offering materials; maintaining and preserving certain records of the Fund; assisting in the preparation and filing of various materials with state and federal regulators and assisting in the preparation and filing of tax returns for the Fund; monitoring compliance with regulatory requirements and with the Fund’s investment objective, policies and restrictions or overseeing such compliance monitoring by other service providers to the Fund; reviewing accounting records and financial reports of the Fund; assisting with the preparation of the Fund’s financial reports and acting as liaison with the Fund’s administrator and independent auditors; coordinating and organizing meetings of the Board and of shareholders (if any); preparing materials and reports for use in connection with meetings of the Board; reviewing and arranging for payment of the Fund’s expenses, and assisting the Fund in routine regulatory examinations.

In consideration of management services provided by the Adviser and for services provided by the Adviser, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.60% of the Fund’s daily net assets (the “Management Fee”). The Management Fee is payable in arrears within 30 business days after the end of the month.

The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by: (i) the Board; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or (iii) the Adviser. The Advisory Agreement may be continued in effect from year to year if its continuance is approved annually by: either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser will not be liable to the Fund for any loss suffered by the Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Advisory Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

A description of the Board’s considerations in connection with the approval of the Advisory Agreement will be included in the Fund’s first annual or semi-annual report to shareholders.

Consulting Arrangement. The Adviser has entered into a consulting arrangement with Advantage Investment Management, LLC, a registered investment adviser under the Advisers Act (“AIM”), pursuant to which AIM will assist the Adviser in implementing the Fund’s investment allocation program. The Adviser is responsible for paying AIM, out of the Adviser’s assets, an annual fee of up to 35 basis points of the Fund’s average daily net assets, including breakpoints at certain asset levels.

Expense Limitation Agreement. The Adviser and the Fund also have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), which is described in the Fund’s prospectus.

Fund Officers

In accordance with the Trust’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Dr. William J. Landes, 60	President; Principal Executive Officer	September 2013 – Present	Senior Partner, Gottex Fund Management, Ltd. (March 2008 - present).	7
William H. Woolverton, 62	Vice President; Chief Legal Officer; Secretary	September 2013 – Present	CCO, Gottex Fund Management, Ltd. (2007 - present).	N/A
Wade C. Boylan, 43	Chief Financial Officer; Chief Compliance Officer; Treasurer	September 2013 – Present	CCO, Gottex Fund Management, Ltd. (2007 - present).	N/A

The address of each Officer is c/o Gottex Fund Management Ltd., 28 State Street, 40th Floor, Boston, MA 02109.

Portfolio Management

The following table provides information regarding accounts managed by the portfolio manager as of [________], 2013:

	Other Registered Investment Companies*			Other Pooled Investment Vehicles						Other Accounts Managed
Portfolio Manager	Number	Total Assets		Number	Total Assets		Number with Performance- Based Fees	Total Assets with Performance- Based Fees		Number	Total Assets		Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Dr. William J. Landes	[__]	$	[__]	[__]	$	[__]	[__]	$	[__]	[__]	$	[__]	[__]	$	[__]

*Including the Fund.

Portfolio Manager Compensation

Dr. Landes’ compensation consists of periodic draws and the income from the profits of the Adviser, derived by him as Senior Managing Director and Senior Investment Partner. The level of the Adviser’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

POTENTIAL CONFLICTS OF INTEREST

General

The Adviser, an investment adviser registered under the Advisers Act, carries on substantial investment activities for its own account and for private investment partnerships, other pooled investment vehicles, institutions and individual clients. The Fund has no interest in these activities. As a result of the foregoing, the Adviser will be engaged in substantial activities and may have conflicts of interest in allocating its time and activities among the Fund and such other clients. The Adviser and its officers and employees devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Adviser may provide investment advice for certain other investment funds or Other Accounts. As a general matter, the Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for investment for the Other Accounts. There may be circumstances, however, under which the Adviser will cause one (or more) of the Other Accounts to commit a different percentage of their assets to an investment opportunity than they would cause the Fund to commit. There may also be circumstances under which the Adviser will consider or recommend participation by the Other Accounts in investment opportunities in which they do not intend to invest on behalf of the Fund.

The Adviser will evaluate for the Fund a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Fund and Other Accounts at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Other Accounts. Accordingly, prospective shareholders should note that the future performance of the Fund and the Other Accounts may vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Other Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with its responsibilities under the Advisers Act and the 1940 Act and its own internal procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participates, or participates to the same extent as the Other Accounts, in all trades. The Adviser will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Other Accounts, thereby limiting the size of the Fund’s; (ii) the difficulty of liquidating an investment for the Fund and the Other Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

Personal Investing

The Adviser, affiliates and their directors, managers, officers and employees (including the Adviser’s portfolio manager of the Fund, Dr. Landes) and other affiliated persons may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by these affiliated individuals that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund (or shareholders) will be adversely affected by this personal trading, the Fund and the Adviser each has adopted a Code of Ethics, in compliance with Rule 17j-1 under the 1940 Act, which restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics is on file with, and available from, the SEC.

OTHER SERVICE PROVIDERS

Administrator and Fund Accountant

UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin 53233, has agreed to provide administrative and fund accounting services to the Fund under an Administration and Fund Accounting Agreement between UMBFS and the Trust, on behalf of the Fund (the “Administration Agreement”). UMBFS is the parent company of the Fund’s Distributor. UMBFS is also a direct subsidiary of UMB Financial Corporation, the parent company of UMB Bank, the Fund’s custodian. UMBFS’ services include, but are not limited to, the following: calculating daily net asset values for the Fund; assisting in preparing and filing all federal income and excise tax filings; overseeing the Fund’s fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Fund’s expenses; monitoring the Fund’s status as a regulated investment company under Subchapter M of the Code; monitoring compliance with the Fund’s investment policies and restrictions and generally assisting the Fund’s administrative operations.

UMBFS furnishes office space and all necessary office facilities, equipment, supplies, and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.

For the foregoing, UMBFS receives a fee from the Trust on the value of the Fund computed daily and payable monthly, at the following annual rates:

[___]% of the Fund’s average annual net assets.

The Trust also covers certain of UMBFS’ out-of-pocket expenses.

Distributor

Under a Distribution Agreement with the Trust, on behalf of the Fund, Foreside Fund Services, LLC (the “Distributor”), Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as distributor for the Fund and acts as exclusive agent for the Fund in selling their shares to the public. The Distributor shall offer shares of the Fund on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund. For its services, the Distributor receives [__]% from the Trust or the Fund under the Distribution Agreement.

Transfer Agent

The Trust, on behalf of the Fund, has entered into an agreement with UMBFS to provide transfer agency and dividend payment services to the Fund, including, but not limited to, the maintenance of a shareholder accounting and transfer agency system, and such other items as are incidental to corporate administration. UMBFS is located at 803 West Michigan Street, Milwaukee, Wisconsin 53233. UMBFS is compensated on a per-account and transactional basis, plus out-of-pocket expenses.

Custodian

The Trust has entered into a Custody Agreement with UMB Bank under which UMB Bank holds the Fund’s assets for safekeeping. This means the bank, rather than the Fund, has possession of the Fund’s cash and securities. As directed by the Fund’s officers and portfolio managers, UMB Bank delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund’s expenses. UMB Bank is located at 928 Grand Boulevard, Kansas City, Missouri, 64106. For the foregoing, UMB Bank receives a fee from the Trust based on the net assets of the Fund computed once a month as well as fees for certain transactions. In addition, the Trust shall reimburse UMB Bank for out-of-pocket expenses incurred in connection with the Custody Agreement.

Independent Registered Public Accounting Firm

The Fund’s financial statements and financial highlights will be audited annually by the independent registered public accounting firm approved by the Board each year. Deloitte & Touche LLP, with offices at [_________], is the Fund’s present independent registered public accounting firm.

Fund Counsel

Stradley Ronon Stevens & Young, LLP, with offices at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

BROKERAGE

The Adviser is responsible for placing orders for the execution of the Fund’s portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in OTC markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in OTC markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser seeks to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities. Although they will generally seek reasonably competitive commission rates, they will not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Fund with brokers that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable. In no instance, however, will the Fund’s securities be purchased from or sold to the Adviser or any of its affiliated persons except to the extent permitted by the SEC or by applicable law. Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser or its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser or its affiliates by brokers or dealers through which other clients of the Adviser or its affiliates effect securities transactions may be useful in providing services to the Fund.

To the extent the Adviser executes portfolio brokerage transactions through an affiliated broker (if any), such transactions would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a “usual and customary broker’s commission” as one that is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

DESCRIPTION OF SHARES

Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

The Trust allocates moneys and other property it receives from the issue or sale of shares and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the Fund. These assets constitute the underlying assets of the Fund, are segregated on the Trust’s books of account, and are charged with the expenses of the Fund and its respective classes.

Each share of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Board.

Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of the Fund or class will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

Each share of the Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of the Fund is subject to different sales loads and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class’s distribution plan.

Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of the Fund. However, on matters affecting an individual class of shares, a separate vote of shareholders of that class is required. Shareholders of a class are not entitled to vote on any matter which does not affect that class but that requires a separate vote of another class. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. The shares have no automatic conversion rights. Shares do not have cumulative voting rights, which means that when shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of fewer than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of private for-profit corporations organized under Delaware law. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state, which does not recognize such limited liability, were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties. The Trust Agreement provides for indemnification out of the property of the Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust (Disabling Conduct). The Trust’s Bylaws generally provide for indemnification by the Trust of the trustees, officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust’s Bylaws provide for the advancement of payments of expenses to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, for which such person would be entitled to indemnification; provided that any advancement of expenses would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The price at which you purchase and redeem (sell) the Fund’s shares is called the Fund’s net asset value per share (“NAV”). The Fund calculates its NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. The Fund calculates its NAV once daily, Monday through Friday, as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time) on days when the Fund is open for business. The Fund is open for business on the same days that the NYSE is open for unrestricted trading. The Fund is closed on weekends and the following holidays:

New Year’s Day – January 1

Martin Luther King, Jr. Day – Third Monday in January

Presidents’ Holiday – Third Monday in February

Good Friday – Friday before Easter

Memorial Day – Last Monday in May

Independence Day – July 4

Labor Day – First Monday in September

Columbus Day – Second Monday in October

Veterans’ Day – November 11

Thanksgiving Day – Fourth Thursday in November

Christmas Day – December 25

If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any holiday falls on a Sunday, the NYSE will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

In connection with the determination of the Fund’s net asset value, securities that are traded on a recognized stock exchange (except the NASDAQ National Market® and SmallCap® exchanges) are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only OTC markets are valued at the mean between the last current bid and asked prices. Securities for which there were no transactions are valued at the mean between the last current closing bid and asked prices. NASDAQ National Market® and SmallCap® securities will be valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ’s published procedures if it falls outside this range. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service, which utilizes reported trades, dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days may be valued at amortized cost. When the Fund buys a when-issued security or a mortgage-backed security and the security is not yet being priced by a pricing service, the securities will be valued at their fair value as determined in good faith by the Adviser implementing procedures adopted by the Board.

Options are valued at the mean between the current bid and asked prices. Futures contracts are valued at the last reported sale price at valuation time on the exchange on which they are traded. Swaps, such as credit default swaps, are valued by an independent pricing service. Foreign equity securities, debt securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by the pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of 4:00 p.m. Eastern Time. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded, unless the last sale price may not reflect the appropriate fair market value of the security. In circumstances where the last sale price may not reflect the appropriate fair market value of the security, fair value shall be determined in accordance with the procedures adopted by the Board. Foreign forward currency contracts are valued at the mean between the bid and asked exchange rates. Rights and warrants are generally valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. Redeemable securities issued by open-end investment companies are valued on any given business day using the respective closing NAVs of such companies for purchase and/or redemption orders placed on that day. Restricted securities will generally be priced at fair value in accordance with the procedures adopted by the Board. If any short positions are maintained by the Fund, including short positions in options and futures contracts, they shall be valued in accordance with the same methodologies and procedures with respect to equity investments.

OTC derivative instruments, such as certain non-exchange traded swaps and forward contracts, are valued using an independent pricing service, counterparty valuations or independent broker quotes. Shares of other U.S. and non-U.S. publicly available investment companies are valued at their most recently published net asset value.

The value of the Fund’s investments in funds that are not publicly traded, such as hedge funds, will typically be the valuations reported by the private funds’ mangers and their agents. Such values are calculated according to the valuation policies of the particular private fund. In the event a private fund does not report a value to the Fund on a timely basis, or if the Adviser deems the reported price to be unreliable, the private fund will be valued at its fair value, as described below. The valuations of private funds reported by the private funds’ managers may be based on information that is subject to later adjustment as a result of information available at such later time. Such adjustments may result in an increase or decrease in the value of a private fund at the time the newly reported value is available and, correspondingly, an adjustment in the net asset value of the Fund. Any such adjustment may cause purchasing or redeeming shareholders to pay too little or too much for their shares and the interests of existing shareholders to increase or decrease as a result of the adjustment.

If a security purchased on behalf of the Fund is not priced by an independent pricing service, the Adviser shall determine whether market quotations are readily available. If market quotations are readily available, the Adviser shall obtain a price from an independent dealer based on the current closing bid price. Any securities for which market quotations are not readily available, or for which the valuation methods above do not reflect the securities’ fair value, are valued at their fair value as determined in good faith by the Adviser implementing procedures adopted by the Board. In addition, the Adviser will value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its NAV. The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Determining Your Share Price” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

The Fund may also, in its discretion, accept payment for shares in the form of securities that are permissible investments for the Fund (in-kind purchases).

Distribution and Service Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution and Service Plan (the “12b-1 Plan”) for the Class A shares of the Fund. The 12b-1 Plan is only used in the distribution and marketing of Class A shares and servicing of Class A shareholders. Under the 12b-1 Plan, the Trust, on behalf of the Class A shares of the Fund, pays to the Distributor, the Adviser or others a monthly fee of 0.25% per annum of the average daily net assets of the Fund’s Class A shares. Such payments are intended to compensate the Distributor, the Adviser or others who have entered into an agreement to provide services in connection with the promotion and distribution of the Class A shares, including but not limited to, the preparation and distribution of advertisements, sales literature and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments to dealers and others for marketing related services. The fee also may be used to pay authorized persons (the “Authorized Service Providers”) who enter into agreements with the Distributor or the Adviser to provide shareholder or other services to Class A shareholders of a Fund. For purposes of the Plan, “service activities” shall include, among other things, any personal services or account maintenance services, which may include but are not limited to: assisting beneficial shareholders with purchase, exchange and redemption requests; activities in connection with the provision of personal, continuing services to investors in each Fund; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Class A Shares of a Fund held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners; disseminating information about a Fund; and general account administration activities.

The 12b-1 Plan has been approved by the vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), and who have no direct or indirect financial interest in the operation of the 12b-1 Plan, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan.

The Board, including the Independent Trustees, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and the shareholders of the Class A shares. The 12b-1 Plan must be renewed annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be done by the Independent Trustees. The 12b-1 Plan and any related agreements may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the outstanding Class A shares, and all material amendments to the 12b-1 Plan or any related agreements shall be approved by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor and/or the Adviser are required to report in writing to the Board, at least quarterly, the amounts and purpose of any payment made under the 12b-1 Plan, as well as to furnish the Board with such other information as may reasonably be requested in order for the Board to make an informed determination as to whether the 12b-1 Plan should be continued.

Sales Charge

Purchase of Class A Shares of the Fund are subject to the maximum 5.25% initial sales charge. If you purchase $1,000,000 or more of Class A shares the initial sales charge set forth below will be waived; though your shares will be subject to a 1% CDSC if you don’t hold such shares for at least 18 months.

Initial Sales Charges

		Investor’s Sales Charge
		As a % of	As a % of
Amount invested		Offering Price	Investment
$25,000 but less than	$50,000	4.75%	[ ]	%
$50,000 but less than	$100,000	4.00	[ ]
$100,000 but less than	$250,000	3.50	[ ]
$250,000 but less than	$500,000	2.50	[ ]
$500,000 but less than	$1,000,000	1.50	[ ]

Purchasers Qualifying For Reductions in Initial Sales Charges.

As shown in the tables above, the applicable initial sales charge for the new purchase may be reduced and will be based on the total of your current purchase and the value of other shares owned based on their current public offering price. These reductions are available to purchasers that meet the qualifications listed in the prospectus under “Letters of Intent (LOIs).” Purchasers that meet those qualifications will be referred to as “LOI Eligible Purchasers.”

The following sections discuss different ways that a LOI Eligible Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the Fund.

Letters of Intent (LOI). A LOI Eligible Purchaser may pay reduced initial sales charges by (i) indicating on the account application that he, she or it intends to provide a LOI; and (ii) subsequently fulfilling the conditions of that LOI.

Purchases of Class I shares of the Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges since they cannot be tied to a LOI.

The LOI confirms the total investment in shares of the Fund that the LOI Eligible Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the LOI Eligible Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

▪	Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

▪	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

▪	Reinvestment of dividends and capital gains distributions acquired during the 13-month LOI period will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

▪	Purchases made and shares acquired through reinvestment of dividends and capital gains distributions prior to the LOI effective date will be applied toward the completion of the LOI based on the value of the shares calculated at the public offering price on the effective date of the LOI.

▪	If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at any time prior to the completion of the original LOI. This revision will not change the original expiration date.

▪	The transfer agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

▪	By signing a LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser generally will have to pay the increased amount of sales charge.

▪	To assure compliance with the provisions of the 1940 Act, the transfer agent will reserve, in escrow or similar arrangement, in the form of shares, an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those reserved, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the reserved shares will be promptly released, and additional purchases will be subject to the appropriate breakpoint sales charge based on the account’s current value.

▪	If the intended investment is not completed, the purchaser generally will pay the transfer agent the difference between the sales charge on the specified amount and the sales charge on the total amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, the transfer agent will surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

▪	If at any time before completing the LOI program the purchaser wishes to cancel the agreement, he or she must give written notice to the Distributor or its designee.

▪	If at any time before completing the LOI program the purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his or her total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of reserved shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

LOIs and Contingent Deferred Sales Charges. All LOIs to purchase $1,000,000 or more of Class A shares are subject to an 18-month, 1% CDSC.

Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. The Fund’s distributor reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of an LOI Eligible Purchaser listed in the prospectus under “Letters of Intent (LOI).” No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than LOI Eligible Purchasers.]

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The following discussion of dividends and distributions should be read in connection with the applicable sections in the Prospectus.

All dividends and distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash, subject to the terms and conditions set forth in the Prospectus under the caption “Purchasing Shares — Automatic Dividend and Distribution Investment.” Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes, as well as any other expenses attributable to a particular class (Class Expenses). Class Expenses, including distribution plan expenses, must be allocated to the class for which they are incurred consistent with applicable legal principles under the 1940 Act.

Tax Matters

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Matters” section is based on the Internal Revenue Code (Code) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund intends to elect and qualify each year as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. If the Fund qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (i.e., generally, taxable interest, dividends, net short-term capital gains and other taxable ordinary income net of expenses without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (IRS) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes. This is because a Fund with a high turnover rate may accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See “Taxation of Fund Distributions — Capital gain dividends” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Foreign Shareholders – U.S. withholding tax at the source” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (RIC Mod Act), if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions (see, “Taxation of Fund Distributions - Capital gain dividends” below). A “qualified late year loss” includes:

(i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and

(ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund may make sufficient distributions to avoid liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of ordinary income. The Fund receives income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Capital gain dividends. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the sale or other disposition of assets it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund to shareholders as capital gain dividends generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals are taxed at the maximum rate of 15% (20% for certain high income taxpayers) or 25% depending on the nature of the capital gain. Distributions of net short-term capital gains for a taxable year in excess of net long-term capital losses for such taxable year generally will be taxable to a shareholder receiving such distributions as ordinary income.

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Corporate dividends received deduction. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividends from domestic corporations will qualify for the 70% dividends received deduction generally available to corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Return of capital distributions. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund overestimates the income to be received from certain investments such as those classified as partnerships or equity REITs. See “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs.”

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the value of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign income tax paid by the Fund (the Foreign Tax Election) in lieu of deducting such amount in determining its investment company taxable income. Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income or to use it (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass-through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government interest. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sale or Redemption of Fund Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. If you owned your shares as a capital asset, any gain or loss that you realize will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired where the cost basis of the shares is known by the Fund (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or shareholders investing in a money market fund that maintains a stable net asset value.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund’s website at [___________.com] for additional information.

Wash sale rule. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption.

Sales at a loss within six months of purchase. Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

Conversion of shares of the Fund into other shares of the same Fund. The conversion of shares of one class of the Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. This is true whether the conversion occurs automatically pursuant to the terms of the class or is initiated by the shareholder. Shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund. This section should be read in conjunction with the discussion under “Additional Information on Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs, e.g. a UCIT. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions—PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund—Foreign income tax.” Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions—Investment in taxable mortgage pools (excess inclusion income)” and “Foreign Shareholders—U.S. withholding tax at the source” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Fund since it has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Fund — Qualification as a regulated investment company.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See “Taxation of the Fund — Qualification as a regulated investment company.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. However, as of the date of this SAI, the IRS has suspended the issuance of any further private letter rulings pending a review of its position. Should the IRS issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes, or a corporate subsidiary, the fund may no longer be able to utilize commodity index-linked notes or a corporate subsidiary to gain commodity exposure. In addition, the Fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the fund could fail to qualify as a regulated investment company. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Securities lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-U.S. investors have special U.S. tax certification requirements. See “Foreign Shareholders — Tax certification and backup withholding.”

Foreign Shareholders. Shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships (foreign shareholder), may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.

Taxation of a foreign shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:

•	exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;

•	capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and
•	with respect to taxable years of the Fund beginning before January 1, 2014 (unless such provision is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends. After such sunset date, short-term capital gains are taxable to non-U.S. investors as ordinary dividends subject to U.S. withholding tax at a 30% or lower treaty rate.

However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid. Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation” or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply) or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on sale of shares in a QIE other than one that is a domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE. If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return. In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions. Namely, if the Fund is a domestically-controlled QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution. Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.” These rules generally apply to dividends paid by the Fund before January 1, 2014 (unless such provision is extended or made permanent). After such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund is classified as a QIE.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Tax certification and backup withholding. Foreign shareholders may have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%) and, if applicable, to obtain the benefit of any income tax treaty between the foreign shareholder’s country of residence and the United States. To claim these tax benefits, the foreign shareholder must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Certain payees and payments are exempt from backup withholding.

Foreign Account Tax Compliance Act (FATCA). Under FATCA, foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.  Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to an estate with assets of $60,000).

Local Tax Considerations. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s overall policy with regard to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Fund publicly discloses 100% of their portfolio holdings in quarterly reports approximately sixty days after each quarter-end as required by SEC rules.

Under the Fund’s portfolio holdings disclosure policy and relevant SEC rules, the Fund may not make non-public disclosure of portfolio holdings information to third parties, unless the third party agrees to keep the information confidential and to appropriate limitations on trading. The Fund and/or the Adviser share portfolio holdings information with certain primary service providers that have a legitimate business need, related to the services they provide to the Fund, for such information. The service providers that may receive portfolio holdings information include the custodian, the administrator, trade management and custodial systems vendors, consultants, legal counsel, the independent registered public accounting firm and vendors that provide analytics used for investment management and compliance oversight responsibilities. The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract. No compensation or other consideration is received with respect to the disclosure to the Fund’s primary service providers. The frequency with which complete portfolio holdings may be disclosed to a service provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the service provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund’s shareholders, and the legitimate fund business purposes served by such disclosure.

The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the portfolio holdings disclosure policy, the Trust’s code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The portfolio holdings disclosure policy may be amended from time to time, subject to approval by the Board.

Disclosure of complete Fund portfolio holdings to a service provider must be authorized in writing by an officer of the Trust. The Chief Compliance Officer will address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of the Fund’s portfolio holdings is for a legitimate business purpose and in the best interest of the Fund’s shareholders prior to the authorization of the disclosure of portfolio holdings. The Chief Compliance Officer will periodically assess compliance with the portfolio holdings disclosure policy and incorporate the assessment into the annual review of compliance controls and report, as necessary, to the Board. If a violation of the portfolio holding disclosure policy is suspected, it shall be communicated to the Chief Compliance Officer for investigation. If it is determined that portfolio holdings information has been released in contravention of this policy, the circumstances surrounding the release of such information will be investigated. To the extent that it is determined that the information has been deliberately released in contravention of these procedures, then appropriate disciplinary action will be taken against the individual(s) responsible for the release.

To the extent that information is released in contravention of these procedures, reasonable efforts will be made to retrieve such information from the party to whom the information was disclosed. If it is impractical or impossible to retrieve such information, reasonable efforts will be made to secure a non-disclosure agreement from the party to whom such information was released. If these efforts are unsuccessful, then consideration will be given to publicly releasing the information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding equity securities. As of the date of this SAI, the Fund had no control persons or principal holders as the Fund had not yet commenced operations.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

Policies of the Fund’s Adviser

It is the Adviser’s policy to vote all proxies the Fund receives in a manner that serves the Fund’s best interests. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, vote against, or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the matters to be voted on and in determining how to vote. Factors the Adviser considers in making such determinations include the impact on the value of securities, the anticipated costs and benefits associated with the proposal, the effect on liquidity of the Fund’s investment, and customary industry and business practices. The Adviser generally supports policies, plans, and structures that it believes gives quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations in which there is a conflict of interest between the interests of the Adviser and the interests of the Fund’s shareholders, the Adviser will take one of the following steps to resolve the conflict:

(i)         If a proposal is addressed by the specific policies adopted by the Adviser, it will vote in accordance with those policies.

(ii)        If the Adviser believes it is in the best interest of the Fund to depart from the specific policies provided, the Adviser will be subject to the requirements of (iii) or (iv) below, as applicable.

(iii)       If the proxy proposal (a) is not addressed by the specific policies or (b) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interest of the Fund, without taking any action described in (iv) below, provided that such vote would be against the Adviser’s own interest in the matter (i.e., against the perceived or actual conflict). The Adviser will memorialize the rationale of such votes in writing.

(iv)       If the proxy proposal (a) is not addressed by the specific policies or (b) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (1) delegate the voting decision for such proxy proposal to an independent third party, or (2) delegate the voting decision to any “independent” Trustee of the Fund, as applicable.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX with respect to the applicable Fund and be made available no later than August 31 of each year. Such information can be obtained without charge, upon request, by calling the Administrator at [_______]. Such information can also be obtained without charge at the SECs website at http://www.sec.gov.

PERFORMANCE INFORMATION

To obtain the Fund’s most current performance information, please call [________] or visit the Fund’s website at [________].

From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

FIXED INCOME SECURITIES RATINGS

GOTTEX TRUST

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)(1) Certificate of Trust of the Registrant – Filed herewith.

(a)(2) Agreement and Declaration of Trust of the Registrant – Filed herewith.

(b) Bylaws of the Registrant – Filed herewith.

(c) Not applicable.

(d) Investment Management Agreement between Gottex Fund Management Ltd. and the Registrant – To be filed by amendment.

(e) Distribution Agreement between Foreside Fund Services, LLC and the Registrant – To be filed by amendment.

(f) Not applicable.

(g) Custodian Agreement between UMB Bank and the Registrant – To be filed by amendment.

(h) Other Material Contracts

(1) Transfer Agency Agreement between UMB Fund Services, Inc. and the Registrant – To be filed by amendment.

(2) Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and the Registrant – To be filed by amendment.

(i) Legal Opinion and Consent of Stradley Ronon Stevens & Young, LLP – To be filed by amendment.

(j) Consent of Independent Registered Public Accounting Firm – To be filed by amendment.

(k) Not applicable.

(l) Not applicable.

(m) Rule 12b-1 Plan

(1) Class A Distribution Plan adopted pursuant to Rule 12b-1 by the Registrant – To be filed by amendment.

(n) Rule 18f-3 Plan

(1) Multiple Class Plan Pursuant to Rule 18f-3 adopted by the Registrant – To be filed by amendment.

(o) Not applicable.

(p)(1) Code of Ethics for the Registrant – To be filed by amendment.

(p)(2) Code of Ethics for Gottex Fund Management Ltd. – To be filed by amendment.

(p)(3) Code of Ethics of Foreside Fund Services, LLC – To be filed by amendment.

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(q) Power of Attorney – Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30. INDEMNIFICATION

Each Trustee, officer, employee and agent of the Registrant shall be indemnified by the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and other applicable law and the Registrant’s Agreement and Declaration of Trust and Bylaws; provided, however, that no Trustee, officer, employee or agent of the Registrant shall be indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of his or her office with the Registrant. Advance payment of indemnification expenses may be provided, subject to certain conditions set forth in the Registrant’s Bylaws. Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust, and Article VIII of the Registrant’s Bylaws, filed herewith.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Gottex Fund Management Ltd., a Delaware limited liability company (the “Adviser”), serves as the investment adviser of the Trust. The principal address of the Adviser is 28 State Street, Floor 40th Floor, Boston, MA, 02109. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

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Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

[To be provided by amendment]

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, Foreside Fund Services, LLC (the “Distributor”), acts as a distributor for:

[To be provided by amendment]

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B of this Form N-1A. Unless otherwise noted, the business address of each director or officer is [ ].

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant

[To be provided by amendment]

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules (17 CFR § 270-31a-1 to 31a-3) promulgated thereunder, is in the physical possession of the Registrants at the Registrants’ corporate offices, except (1) records held and maintained by UMB Bank, 1010 Grand Boulevard, Kansas City, Missouri, 64106, relating to its function as custodian; (2) records held and maintained by UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin, 53233, relating to its functions as administrator, fund accountant, transfer agent and dividend disbursing agent and (3) records held and maintained by the Distributor, three Canal Plaza, Suite 100, Portland, Maine, 04101, in its function as distributor.

ITEM 34. MANAGEMENT SERVICES

Not applicable

ITEM 35. UNDERTAKINGS

Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Boston, State of Massachusetts, on the 13th day of September, 2013.

GOTTEX TRUST

By:	/s/ William J. Landes
Name:	William J. Landes
Title:	Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name	Title	Date

/s/ William J. Landes	President, Principal Executive Officer and	September 13, 2013
William J. Landes	Trustee

/s/ Bruce M. Dresner *	Trustee	September 13, 2013
Bruce M. Dresner

/s/ Jeanne L. Mockard*	Trustee	September 13, 2013
Jeanne L. Mockard

/s/ Jonas B. Siegel*	Trustee	September 13, 2013
Jonas B. Siegel

s/ Wade C. Boylan*	Treasurer and Principal Financial Officer	September 13, 2013
Wade C. Boylan

*By: /s/ William J. Landes

William J. Landes, Attorney-in-Fact

(Pursuant to Powers of Attorney filed herewith)

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SCHEDULE OF EXHIBITS TO FORM N-1A

Gottex Trust

Exhibit Number	Exhibit
Ex. 99.a.1	Certificate of Trust of Gottex Trust dated September 10, 2013

Ex. 99.a.2	Agreement and Declaration of Trust of Gottex Trust

Ex. 99.b	Bylaws of the Trust

Ex. 99.q	Power of Attorney